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                        MASTER EQUIPMENT LEASE AGREEMENT
                           (Coca-Cola Trust No. 97-1)

                           Dated as of April 10, 1997

                                     Between
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not in its individual capacity except
                        as expressly provided herein, but
             solely as Owner Trustee under Coca-Cola Trust No. 97-1,
                                    as Lessor

                                       and

                      COCA-COLA BOTTLING CO. CONSOLIDATED,
                                    as Lessee





CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS LEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER (EXCLUDING THE EXCEPTED PROPERTY) HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST GRANTED BY LESSOR, AS DEBTOR, IN FAVOR OF, NATIONSBANK, N.A., AS AGENT FOR THE BENEFIT OF THE LENDERS AND THE HOLDERS, AS SECURED PARTY. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM NATIONSBANK, N.A., AS AGENT, PURSUANT TO THE NOTICE PROVISIONS SET FORTH IN SECTION 20 OF THIS LEASE. SEE
SECTION 24.2 OF THIS LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF INCLUDING WITHOUT LIMITATION THE ORIGINAL CHATTEL PAPER COPY HEREOF.



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                                TABLE OF CONTENTS

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                                                                                                       PAGE
SECTION 1. Definitions..................................................................................1

SECTION 2. Acceptance and Leasing of Equipment..........................................................1

SECTION 3. Term and Rent................................................................................1
         3.1     Lease Term.............................................................................1
         3.2     Basic Rent.............................................................................2
         3.3     Supplemental Rent......................................................................2
         3.4     Manner of Payments.....................................................................3
         3.5     Minimum Rent...........................................................................4

SECTION 4 Ownership and Equipment Identification........................................................4
         4.1     Retention of Title; Accounting Characterization; Finance Lease.........................4
         4.2     (Intentionally Omitted)................................................................5
         4.3     Certain Designations...................................................................5
         4.4     Titled Equipment.......................................................................5

SECTION 5. Disclaimer of Warranties.....................................................................5

SECTION 6. Delivery of Equipment; Condition of Equipment; Storage.......................................6
         6.1     Delivery of Equipment..................................................................6
         6.2     Condition of Equipment.................................................................7
         6.3     Storage................................................................................7
         6.4     Delivery to Lessor.....................................................................8

SECTION 7. Liens........................................................................................8

SECTION 8. Maintenance and Operation; Possession and Use................................................8
         8.1     Maintenance and Operation..............................................................8
         8.2     Possession and Use.....................................................................8

SECTION 9. Modifications................................................................................9
         9.1     Required Modifications.................................................................9
         9.2     Optional Modifications.................................................................9
         9.3     Replacement of Parts...................................................................9

SECTION 10.  Voluntary Early Termination...............................................................10
         10.1  Right of Termination....................................................................10
         10.2  Bid Solicitation Process................................................................11

SECTION 11.  Loss, Destruction, Requisition, Etc.......................................................11
         11.1  Event of Loss...........................................................................11
         11.2  Replacement or Payment upon Event of Loss...............................................11

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         11.3  Basic Rent Termination..................................................................12
         11.4  Disposition of Equipment; Replacement of Equipment......................................13
         11.5  (Intentionally Omitted).................................................................13
         11.6  Reservation of Amounts Regarding Lease Default or Lease Event of Default................13

SECTION 12.  Insurance.................................................................................14

SECTION 13.  Lessor's Inspection Rights................................................................14

SECTION 14.  Events of Default.........................................................................14

SECTION 15.  Remedies..................................................................................16
         15.1  Remedies................................................................................16
         15.2  Cumulative Remedies.....................................................................18
         15.3  No Waiver...............................................................................19
         15.4  Lessee's Duty to Return Equipment Upon a Lease Event of Default.........................19
         15.5  Fair Market Sales Value.................................................................19

SECTION 16.  Further Assurances; Expenses..............................................................19
         16.1  Further Assurances......................................................................19
         16.2  Expenses................................................................................20

SECTION 17.  Lessor's Right to Perform.................................................................20

SECTION 18.  Assignment................................................................................20
         18.1  Assignment by Lessor....................................................................20
         18.2  ASSIGNMENT BY LESSEE....................................................................21

SECTION 19.  Net Lease, Etc............................................................................21

SECTION 20.  Notices...................................................................................22

SECTION 21.  Sublease..................................................................................22

SECTION 22. End of Term Purchase, Sale and Renewal Options.............................................23
         22.1  Election of End of Term Options.........................................................23
         22.2  Purchase by Lessee; Purchase by Third Party Purchasers..................................23
         22.3  Renewal Option..........................................................................25

SECTION 23.  Limitation of Lessor's Liability..........................................................25

SECTION 24.  Miscellaneous.............................................................................25
         24.1  Governing Law; Waiver of Jury Trial; Severability.......................................25
         24.2  Execution in Counterparts...............................................................26
         24.3  Personal Property Taxes.................................................................26
         24.4  Amendments and Waivers..................................................................26
         24.5  Business Days...........................................................................26

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         24.6  Directly or Indirectly..................................................................27
         24.7  Incorporation by Reference..............................................................27
         24.8  Uniform Commercial Code.................................................................27
         24.9  Break-Amount............................................................................27
         24.10   Title Representation by Lessee........................................................27


EXHIBIT A      -  Lease Supplement


APPENDIX A   -    Definitions

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                        MASTER EQUIPMENT LEASE AGREEMENT
                           (Coca-Cola Trust No. 97-1)


         THIS MASTER EQUIPMENT LEASE AGREEMENT (Coca-Cola Trust No. 97-1) is dated as of April 10, 1997 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease") between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (together with its successors and assigns permitted hereunder, the "Lessor"), and COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (together with its successors and assigns permitted hereunder, the "Lessee").

                              W I T N E S S E T H :

SECTION 1.        Definitions.

         Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings set forth in Appendix A hereto for all purposes of this Lease. The General Provisions of Appendix A hereto are hereby incorporated by reference herein.

SECTION 2.        Acceptance and Leasing of Equipment.

         Subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.2 of the Participation Agreement, Lessor hereby agrees on the applicable Acceptance Date for each Unit (a) to accept delivery of such Unit from the appropriate Seller simultaneously with the delivery of such Unit from such Seller, as acceptance shall be evidenced by the execution and delivery by Lessor (or such other parties referenced below) of a Certificate of Acceptance with respect to such Unit and (b) to lease such Unit to Lessee hereunder. On the applicable Acceptance Date for each Unit, Lessee hereby agrees to lease from Lessor hereunder each Unit, as evidenced by the execution and delivery by Lessee and Lessor of a Lease Supplement (substantially in the form of Exhibit A hereto) covering such Unit. Lessor hereby authorizes Lessee or an authorized representative of Lessee to act on behalf of Lessor to accept delivery of each Unit and to execute and deliver Certificates of Acceptance with respect thereto, all in accordance with Section 2.3(c) of the Participation Agreement. Lessee hereby agrees that acceptance of delivery of any Unit by Lessee or its authorized representative on behalf of Lessor shall, without further act, irrevocably constitute acceptance by Lessee (as between Lessor and Lessee) of such Unit for all purposes of this Lease.

         SECTION 3.        Term and Rent.

         3.1      Lease Term.

         The interim term of this Lease (the "Interim Term") for each Unit shall commence on the applicable Interim Term Commencement Date and subject to earlier termination pursuant to

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Sections 10, 11 and 15, shall expire on the Interim Term Expiration Date. The
Interim Term Expiration Date with respect to any Unit shall not be later than the Basic Term Commencement Date for such Unit.

         The basic term of this Lease (the "Basic Term") for each Unit shall commence on the Basic Term Commencement Date and subject to earlier termination pursuant to Sections 10, 11 and 15, shall expire on the Basic Term Expiration Date. Subject and pursuant to Section 22.3, Lessee may elect one or more Renewal Terms for all, but not less than all, the Equipment in a particular Class; provided, Lessee may not renew this Lease respecting any Unit in a particular Class unless Lessee renews this Lease respecting all Units in such Class at the same time.

         3.2      Basic Rent.

         Lessee hereby agrees to pay Basic Rent to Lessor for each Unit throughout the Term in consecutive installments payable in arrears on each Payment Date during the Term. In connection with (and simultaneously with) each such payment, Lessee shall provide notice to Lessor specifying the amount of such payment of Basic Rent applicable to Class A Equipment, Class B Equipment and/or Class C Equipment.

         3.3      Supplemental Rent.

         Lessee hereby agrees to pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent, upon the date the same shall become due and owing, or where no due date is specified, within 30 days after demand by the Person entitled thereto. In connection with each such payment, Lessee shall provide notice to Lessor specifying the amount of such payment of Supplemental Rent applicable to Class A Equipment, Class B Equipment and/or Class C Equipment. In the event of any failure on the part of Lessee to pay any Supplemental Rent due and owing to (i) Lessor, Lessor shall have all rights, powers and remedies provided for herein or by Law or equity or otherwise as in the case of nonpayment of Basic Rent or (ii) to any Person (other than Lessor), such Person shall have all rights, powers and remedies available at Law or in equity. In clarification of the foregoing and not in limitation of Lessee's general obligation to pay all amounts of Supplemental Rent due and owing from time to time, Lessee hereby agrees to pay as Supplemental Rent (a) on demand, to the extent permitted by applicable Law, an amount equal to interest at the applicable Late Rate on (i) any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and (ii) any payment of Supplemental Rent not paid when due or within 30 days after such Supplemental Rent has been demanded by the Person entitled thereto as referenced above in this Section 3.3, as the case may be, for the period from such due date or demand until the same shall be paid, (b) in the case of a prepayment of any Note and/or any early redemption of any Certificate as a result of the voluntary early termination of this Lease with respect to any Equipment pursuant to
Section 10, on the date of such prepayment and/or early redemption, an amount equal to the applicable Break-Amount, if any, payable in respect of such Note and/or Certificate being prepaid at either such time, (c) all amounts due and owing under the Operative Agreements by any Person from time to time (except for such amounts that (i) have otherwise been paid by Lessee as Basic Rent and (ii) are otherwise due and owing by (A) the Holders to the Owner Trustee pursuant to
Section 6.03 of the Trust

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Agreement or (B) the Lenders to the Agent pursuant to Section 8.4 of the Loan
Agreement (provided, the obligations of the Holders and the Lenders described in this subsection (ii) shall not diminish the indemnification obligations of Lessee under the Operative Agreements), (d) any other amounts due and owing to the Participants or the Bank Lenders under the Operative Agreements, including without limitation pursuant to Sections 9.1, 9.2 and 9.3 of the Participation Agreement, (e) all amounts due and owing from time to time with regard to the Arrangement Fee and/or the Fees, (f) all amounts due and owing from time to time to a Bank Lender pursuant to Section 8.2(b) of the Participation Agreement, (g) the Odd Lot Amount, (h) the out-of-pocket cost and expenses, if any, of the Initial Lender and the Bank Lenders under Section 8.2(b) of the Participation Agreement and (i) the amount payable by Lessor under the Loan Agreement as the Interest Component of Commercial Paper on each day that Commercial Paper matures, to the extent such interest has accrued since the preceding Scheduled Payment Date on any Commercial Paper which was outstanding at any time since the preceding Scheduled Payment Date.

         3.4      Manner of Payments.

         Until such time as the Loan Agreement has been discharged pursuant to its terms, all Rent (excluding Segregated Excepted Property but including all other Excepted Property) shall be paid by Lessee to the Agent on behalf of Lessor to an account or location in the United States specified by the Agent from time to time hereafter. Segregated Excepted Property shall be paid by Lessee directly to the Person entitled to receive the same. All Rent and other amounts payable hereunder from time to time (including without limitation amounts payable by Third Party Purchasers and insurers) shall be paid by Lessee or such other Person in funds consisting of lawful currency of the United States of America, which (subject to the second paragraph of this Section 3.4) shall be immediately available to the recipient not later than 11:00 A.M. (Eastern time) on the date of such payment. Subsequent to the discharge of the Loan Agreement pursuant to its terms, all Rent payable to the Agent pursuant to the first sentence of this Section 3.4 shall be paid to Lessor (or its designee) to an account or location in the United States specified by such Person from time to time hereafter.

         Whenever the date scheduled for any payment to be made hereunder shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date (subject to accrual and payment of interest or yield, as the case may be, for the period of such extension) on such next succeeding Business Day); provided, notwithstanding the foregoing, (i) where the next succeeding Business Day falls in the next succeeding calendar month such payment shall be made on the next preceding Business Day, (ii) no payment date shall extend beyond the Maturity Date or the Expiration Date and
(iii) where a payment period begins on the day for which there is no numerically corresponding day in the calendar month in which such payment period is to end, such payment period shall end on the last Business Day of such calendar month.

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         3.5      Minimum Rent.

         Notwithstanding any language to the contrary contained herein or in any other Operative Agreement, Rent payable hereunder shall at all times be sufficient to satisfy the provisions of Section 6.8 of the Participation Agreement.

SECTION 4         Ownership and Equipment Identification.

         4.1      Retention of Title; Accounting Characterization; Finance
Lease.

         (a) Lessor shall and hereby does retain full legal title to each and every Unit of the Equipment notwithstanding the delivery to and possession and use of the Equipment by Lessee hereunder or any sublessee under any sublease permitted hereby.

         (b) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease",
(B) Lessor will be treated as the owner and lessor of the Equipment and (C) Lessee will be treated as the lessee of the Equipment, but (ii) for all federal, state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial Law and all other purposes (A) this Lease will be treated as a financing arrangement with Lessor, pursuant to the terms of this Lease, being granted a purchase money security interest in the Equipment and (B) Lessee will be treated as the owner of the Equipment and will be entitled to all tax benefits ordinarily available to owners of property similar to the Equipment for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory or commercial Law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with the Equipment, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions. To the extent reasonably requested by Lessee, Lessor shall cooperate with Lessee to allow Lessee to obtain the contemplated tax benefits of this Lease referenced above, including without limitation the filing of any statements with respect to tax abatements or requirements; provided, any such statements and/or other documentation so required of Lessor (1) shall be produced by Lessee for signature by Lessor and (2) shall be reasonably acceptable to Lessor and any professionals selected by Lessor for such review. Lessee shall pay all reasonable out-of-pocket amounts arising with respect to the matters described in the preceding sentence, including without limitation the reasonable fees and reasonable out-of-pocket expenses of any and all professionals working on behalf of Lessor with regard to any such matter.

         (c) For all purposes other than as set forth in clause (i) of Section 4.1(b), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations hereunder, (i) this Lease shall be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the Uniform Commercial Code with respect to the Equipment and all proceeds (including without limitation insurance proceeds thereof), (ii) Lessee hereby grants to Lessor, a Lien on all of Lessee's right, title and interest in and to the Equipment and all proceeds (including

                                       4

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without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Equipment, such Lien to secure all obligations of Lessee under this Lease and the other Operative Agreements and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such Lien under applicable Law. Lessor and Lessee shall promptly take such actions as may be necessary or advisable in either party's reasonable opinion (including without limitation the filing of Uniform Commercial Code financing statements and notices of this Lease and the various Lease Supplements) to ensure that the Lien on the Equipment and the other items referenced above will be deemed to be a perfected Lien of first priority under applicable Law and will be maintained as such throughout the Term.

         4.2      (Intentionally Omitted)

         4.3      Certain Designations.

         Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee or any permitted sublessees for convenience of identification of the right of any such Person to use the Equipment.

         4.4      Titled Equipment.

         To the extent no Lease Default or Lease Event of Default shall have occurred and be continuing and subject in all cases to the Collateral Agency Agreement, Lessor hereby agrees to permit registration and titling of all Units constituting motor vehicles subject to state titling statutes to be registered and titled in the name of "First Security Bank, National Association, as Owner Trustee under Coca-Cola Trust No. 97-1" or such similar name as required by the applicable government entity issuing such registration and/or certificate of title and to permit all such registrations to be retained by Lessee and all such certificates of title to be retained by the Agent; provided, Lessee shall cause all such registrations and certificates of title to specify the Agent as the sole lienholder with respect to each Unit, as applicable.

SECTION 5.        Disclaimer of Warranties.

         Without waiving any claim Lessee may have against any Seller, LESSEE ACKNOWLEDGES AND AGREES, AS BETWEEN LESSEE AND LESSOR, THAT EXECUTION OF THE APPLICABLE LEASE SUPPLEMENT BY LESSEE SHALL WITHOUT FURTHER ACTION CONSTITUTE THE AGREEMENT OF LESSEE AS TO ALL UNITS REFERENCED IN SUCH LEASE SUPPLEMENT THAT LESSEE WAIVES ALL CLAIMS AGAINST LESSOR AND RELEASES LESSOR FROM ALL LIABILITY AS TO THE FOLLOWING MATTERS: (A) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (B) LESSEE IS SATISFIED THAT EACH UNIT IS SUITABLE FOR ITS PURPOSES, (C) NEITHER

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LESSOR, ANY LENDER, ANY BANK LENDER, THE AGENT NOR ANY HOLDER IS A MANUFACTURER
OR A DEALER IN PROPERTY SIMILAR TO ANY UNIT, (D) EACH UNIT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED AND (E) LESSOR LEASES AND LESSEE TAKES EACH UNIT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION IT MAY BE, AND LESSEE ACKNOWLEDGES THAT NEITHER LESSOR, AS LESSOR OR IN ITS INDIVIDUAL CAPACITY, ANY LENDER, ANY BANK LENDER, THE AGENT NOR ANY HOLDER MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OR REPRESENTATIONS EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF ANY UNIT, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that Lessor, in its individual capacity, represents and warrants that as of each Acceptance Date, Lessor shall have received whatever title to the applicable Units as was conveyed to Lessor by the applicable Seller and the applicable Units will be free of Lessor's Liens attributable to Lessor in its individual capacity and; provided, that the foregoing disclaimer in clause (E) shall not extend to any representations and warranties of any such Person contained in the Participation Agreement. Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the Equipment against the manufacturers and all prior owners thereof and Lessee hereby accepts such appointment; provided, however, that if at any time a Lease Default or Lease Event of Default shall have occurred and be continuing, at Lessor's option, such power of attorney shall terminate, and Lessor may assert and enforce, at Lessee's sole cost and expense, such claims and rights. Lessee's execution and delivery of a Lease Supplement shall be conclusive evidence as between Lessee and Lessor that all Units described therein are in all the foregoing respects satisfactory to Lessee.

SECTION 6.        Delivery of Equipment; Condition of Equipment; Storage.

         6.1      Delivery of Equipment.

         On the Basic Term Expiration Date or the date of expiration of any applicable Renewal Term elected in accordance with Section 22 and assuming Lessee has not purchased the Equipment for the account of Lessee in accordance with the terms of this Lease, Lessee shall, at its sole cost and expense, deliver possession of all the Equipment in the condition required by Section 6.2 to the applicable Third Party Purchaser at any location selected by the applicable Third Party Purchaser. In a timely manner prior to the expiration of the applicable Term, Lessee shall obtain from the applicable Third Party Purchaser the designated return location with respect

                                       6

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to the Equipment selected by such Third Party Purchaser. The Equipment when delivered to the applicable Third Party Purchaser shall be in the condition required pursuant to Section 6.2. Third Party Purchasers may act on behalf of themselves or through designated parties for purposes of Sections 6.1 through 6.3.

         6.2      Condition of Equipment.

         Each Unit when delivered to the applicable Third Party Purchaser pursuant to Section 6.1 shall be (a) in the condition specified in Sections 8.1 and 9.1, (b) capable of being immediately operated by any Person experienced in the operation of equipment similar to the Equipment without further inspection, repair, replacement, alteration or improvement and (c) free and clear of all Liens except Lessor's Liens. All logs, records, books and other materials relating to the maintenance of each Unit shall be made available to the applicable Third Party Purchaser upon the delivery of such Unit. Prior to the end of the Term, each potential Third Party Purchaser shall have the right to inspect (at the sole cost and expense of such Third Party Purchaser) any Unit that is to be delivered pursuant to Section 6.1 to ensure that such Unit is in compliance with the conditions set forth in this Section 6.2. Such inspections shall be during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, upon the occurrence of any Lease Default or Lease Event of Default, such right of inspection shall be unconditionally available to Lessor or any Third Party Purchaser at any time and at the sole cost and expense of Lessee. A Unit shall not be deemed to have been delivered to Lessor or any applicable Third Party Purchaser for purposes of this Lease unless and until it is in compliance with the conditions set forth in this Section 6.2.

         6.3      Storage.

         In the event of a sale of Units to a Third Party Purchaser, Lessee shall permit each Third Party Purchaser to store its respective Units, free of charge, at a facility of Lessee for a period (the "Initial Storage Period") beginning on the expiration date of the applicable Term and ending not more than 60 days thereafter. During the Initial Storage Period, Lessee shall be responsible for any storage in respect of the stored Units, and at Lessee's sole cost and expense, Lessee shall maintain insurance in respect thereof in accordance with Section 12. Following the expiration of the Initial Storage Period, Lessee shall permit the applicable Third Party Purchaser, at the sole cost and expense of such Third Party Purchaser, to store the Equipment for up to an additional 60 days (the "Additional Storage Period", collectively with the Initial Storage Period, the "Storage Period") at such location. During the Storage Period, Lessee will permit the applicable Third Party Purchaser and any representative or representatives of any prospective purchaser or user of any Unit to inspect the same during Lessee's normal business hours; provided, that such inspection shall be arranged at a mutually convenient time (not unduly delayed from the time so requested) so as not to materially interfere with the normal conduct of Lessee's business. Lessee shall not be required to store the Equipment after the Storage Period.

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         6.4      Delivery to Lessor.

         Notwithstanding the other provisions of this Lease, Sections 6.1 through 6.3 shall also apply to any delivery of any Unit to Lessor (as if Lessor were named as a Third Party Purchaser) in connection with the exercise by Lessor of remedies pursuant to the occurrence of any Lease Event of Default and/or the exercise by Lessor of its rights pursuant to Section 22.2(b). Lessor may act on behalf of itself or through designated parties for purposes of Sections 6.1 through 6.3.

SECTION 7.        Liens.

         Lessee shall not directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any Unit or Lessee's leasehold interest therein under this Lease, except Permitted Liens and Lessor's Liens, and Lessee shall promptly, at its sole cost and expense, take such action or cause such action to be taken as may be necessary to duly discharge to the satisfaction of Lessor (by bonding or otherwise) any such Lien not excepted above whether now existing or arising at any time after the date of this Lease.

SECTION 8.        Maintenance and Operation; Possession and Use.

         8.1      Maintenance and Operation.

         Lessee, at its sole cost and expense, shall maintain, repair and keep each Unit, and shall operate each Unit in (a) good working order, repair and operating condition and in the repair and condition as when originally delivered to Lessee (assuming such Unit was fully equipped to operate in commercial service at the time of such delivery), ordinary wear and tear from proper use thereof excepted, and refurbished where necessary, (b) a manner consistent with maintenance practices used by Lessee in respect of equipment owned or leased by Lessee similar in type to such Unit, (c) a manner consistent with prudent industry standards in respect of equipment similar in type to such Unit, (d) accordance with all insurance policies required to be maintained pursuant to
Section 12, (e) compliance with applicable maintenance and repair standards and procedures set forth in the manufacturer's manuals pertaining to such Unit and as otherwise may be required to enforce any warranty claims respecting such Unit and (f) compliance with all Laws applicable to such Unit and the use and operation thereof. In no event shall Lessee discriminate as to the use or maintenance of any Unit (including without limitation the periodicity of maintenance or recordkeeping in respect of such Unit) as compared to equipment of a similar nature which Lessee owns or leases. Lessee will maintain all records, logs and other materials regarding the Equipment required by relevant industry standard or any applicable Law, all as if Lessee were the owner of the Equipment, regardless of whether any such requirements, by their terms, are nominally imposed on Lessee, Lessor or any Holder.

         8.2      Possession and Use.

         Lessee shall be entitled to use of the Equipment only in the manner for which the Equipment was designed and intended and so as to subject the Equipment only to ordinary wear and tear. In no event shall Lessee make use of any Equipment (a) in any jurisdiction not included

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in the insurance coverage required by Section 12, (b) in any manner which invalidates any warranty coverage respecting any Equipment, (c) in any manner which violates any Law, (d) for the storage or transport of any Hazardous Material, other than (i) in the ordinary course of business for Lessee and (ii) in a manner which does not give rise to any Material Adverse Effect or (e) in any manner which results at any time in an Environmental Violation, other than
(i) in the ordinary course of business for Lessee and (ii) in a manner which does not give rise to any Material Adverse Effect.

SECTION 9.        Modifications.

         9.1      Required Modifications.

         In the event any Governmental Authority having jurisdiction over any Unit requires that such Unit be altered, replaced or modified (a "Required Modification"), Lessee agrees within 45 days of Lessee gaining knowledge of such requirement to give Lessor and the Agent notice of such requirement and of an election by Lessee either (a) to promptly (but in any event within the time period by which the Required Modification is required to be made) make such Required Modification at its sole cost and expense or (b) to deem an Event of Loss to have occurred with respect to such Unit. Title to any Required Modification shall immediately vest in Lessor upon completion thereof.

         9.2      Optional Modifications.

         In addition to making Required Modifications, Lessee at any time may otherwise modify, alter or improve any Unit (an "Optional Modification"); provided, that no Optional Modification shall diminish the value, utility, capacity or remaining economic useful life of such Unit below the value, utility, capacity or remaining economic useful life of such Unit immediately prior to such Optional Modification, assuming such Unit was then in the condition required to be maintained by the terms of this Lease. Title to any Optional Modification which is not readily removable without causing material damage to a Unit shall immediately vest in Lessor, and title to any other Optional Modification (a "Severable Modification") shall remain with Lessee. Lessee may remove (and, at Lessor's direction, will remove) any Severable Modification at Lessee's sole cost and expense. Lessee, at its sole cost and expense, shall repair any damage to any Unit caused by the installation and/or removal of any Severable Modification. If Lessee does not elect to remove such Severable Modification, then Lessee shall return the Unit with such Severable Modification intact, in which case such Severable Modification shall be deemed to be a part of such Unit and title thereto shall immediately vest in Lessor without further act or payment.

         9.3      Replacement of Parts.

         Lessee shall replace or cause to be replaced as promptly as practicable, and at its sole cost and expense, all Parts of any Unit which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever except as otherwise provided herein. All replacement parts shall be free and clear of all Liens (except Permitted Liens), shall be in good order and operating condition and otherwise satisfy the requirements of Section 8.1. All such replacement parts shall become the property of Lessor without further act or payment, shall constitute Parts hereunder, shall immediately become subject to this Lease and shall be deemed part of the Unit to which such Parts are attached for all purposes hereof to the same extent as the Parts originally comprising, or installed on, such Unit. Without further act or payment, the Parts replaced thereby shall become Lessee's or its designee's property.

SECTION 10.  Voluntary Early Termination.

         10.1     Right of Termination.

         To the extent no Lease Default or Lease Event of Default shall have occurred and be continuing and, unless Lessee is terminating this Lease or purchasing the Equipment pursuant to Section 22 on the expiration date of the Basic Term or any Renewal Term (but only to the extent such expiration date shall occur on an annual anniversary of the Basic Term Commencement Date), Lessee may terminate this Lease respecting all, but not less than all, of the Equipment in a particular Class on any Scheduled Payment Date occurring after the first annual anniversary of the Basic Term Commencement Date (any such Scheduled Payment Date may be referred to herein as the "Termination Date") upon irrevocable written notice to Lessor and the Agent given at least 120 days (but not more than 180 days) prior to the Scheduled Payment Date designated for such early termination. Lessee may not exercise such early termination option respecting any Unit in a particular Class unless Lessee exercises such option respecting all Units in such Class at the same time. Lessee may exercise such early termination option to the extent the following conditions are met: (a) Lessee arranges for the sale of all Equipment in a particular Class to one or more Third Party Purchasers, (b) on the Termination Date each Third Party Purchaser pays Lessor the previously agreed purchase amount for such Equipment in good, immediately available funds, (c) in the event that the aggregate Proceeds of Sale are less than the aggregate Stipulated Loss Value for such Equipment for such date, Lessee shall pay Lessor the difference between such aggregate Proceeds of Sale and the aggregate Stipulated Loss Value for such date, (d) on the Termination Date, Lessee shall pay all Basic Rent then due and owing (including without limitation any interest or discount on outstanding Commercial Paper maturing after the Termination Date) and all Supplemental Rent then due and owing or accrued, (e) Lessee shall pay, or cause to be paid, all Sales Expenses associated with the sale of such Equipment and (f) Lessee shall deliver such Equipment to the applicable Third Party Purchaser in the condition required by Section 6.2. Upon receipt of all funds then due and owing to Lessor hereunder, (x) Lessor shall sell such Equipment to the applicable Third Party Purchaser on an "as-is", "where-is" and "with all faults" basis without recourse to or representation or warranty by Lessor (except as to the absence of Lessor's Liens) and deliver a bill of sale reasonably necessary to transfer to the applicable Third Party Purchaser all of Lessor's right, title and interest in and to such Equipment and (y) to the extent the aggregate Proceeds of Sale exceed the aggregate Stipulated Loss Value for such Equipment for the Termination Date and Lessee has made all other payments required at such time under the Operative Agreements, Lessor shall promptly remit such excess to Lessee. Except as expressly provided in this Section 10.1, Lessee may not early terminate this Lease; provided, to the extent (for whatever reason) this Lease is early terminated on any date other than a Scheduled

Payment Date, Lessee shall on such date be obligated to pay, in addition to all other amounts then due and owing, the Break-Amount, if any, on the Notes and the Certificates.

         10.2     Bid Solicitation Process.

         During the period from the date of notice given pursuant to Section
10.1 to the Termination Date (or with regard to the application of this Section
10.2 to a sale of the Equipment pursuant to Section 22.2(b), the period from the date notice is given pursuant to Section 22.1 to the expiration date of the Basic Term or any Renewal Term as specified in such notice), Lessee, as agent for Lessor and at Lessee's sole cost and expense, shall use reasonable best efforts to obtain bids from prospective Third Party Purchasers for the cash purchase of all of the Equipment in a particular Class, and Lessee shall promptly, and in any event at least five Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of each such bid and the name and address of the party submitting such bid. Lessor shall have the right (but not the obligation) to obtain bids for the purchase of all such Equipment, either directly or through agents other than Lessee, but shall be under no duty to solicit bids, inquire into the efforts of Lessee to obtain bids or otherwise take any action in connection with arranging such sale.

SECTION 11.  Loss, Destruction, Requisition, Etc.

         11.1     Event of Loss.

         In the event that any Unit (a) shall suffer damage, contamination, destruction or rendition of such Unit permanently unfit for normal use for any reason whatsoever, (b) shall suffer an actual or constructive total loss, (c) shall be permanently returned to the manufacturer or the Seller, (d) shall be prohibited from being used in the normal course of interstate commerce by any Governmental Authority, (e) shall suffer theft or disappearance, (f) shall suffer any damage which results in an insurance settlement respecting such Unit on the basis of a total loss, (g) shall have title thereto taken or appropriated by any Governmental Authority under the power of eminent domain or otherwise,
(h) shall be subject to a Required Modification with respect to which Lessee has made an election pursuant to Section 9.1(b) or (i) shall be taken, requisitioned, condemned, confiscated or seized for use by any Governmental Authority under the power of eminent domain or otherwise (any such occurrence being hereinafter called an "Event of Loss"), Lessee, in accordance with the terms of Section 11.2, shall inform Lessor and the Agent of such Event of Loss.

         11.2     Replacement or Payment upon Event of Loss.

         Upon the occurrence of an Event of Loss with respect to any Unit, Lessee shall within 45 days of such occurrence give Lessor and the Agent notice of such occurrence and of its election to perform one of the following options and the contemplated date of performance of such option (it being agreed that if Lessee shall not have given notice of such election within 45 days after such occurrence or if a Lease Default or Lease Event of Default shall have occurred and be continuing at any time from and including the date of occurrence of such Event of Loss to and including the last occurring Scheduled Payment Date for such Unit within 120 days of such occurrence, Lessee shall be deemed to have elected to perform the option set forth in the following paragraph (b)):

         (a) within 120 days of such occurrence, Lessee shall comply with
Section 11.4(b) and shall convey or cause to be conveyed to Lessor a Replacement Unit to be leased to Lessee hereunder, such Replacement Unit to be free and clear of all Liens (other than Permitted Liens) and to have a value, utility, capacity and remaining economic useful life at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease); provided, that if Lessee shall not perform its obligation to effect such replacement under this paragraph (a) during the period of time provided herein, then Lessee shall pay on the next succeeding Scheduled Payment Date for such Unit that is at least 30 days after the end of such period to Lessor the amounts specified in paragraph (b) below; or

         (b) on a Scheduled Payment Date for such Unit within 120 days of such occurrence, Lessee shall pay or cause to be paid (i) to Lessor (A) an amount equal to the Stipulated Loss Value of each such Unit suffering such occurrence determined as of such Scheduled Payment Date and (B) all Basic Rent payable on such date and (ii) to the Persons (including without limitation Lessor) entitled thereto all other unpaid Supplemental Rent due on or before such Scheduled Payment Date (including without limitation any Sales Expenses arising in connection with such termination and any interest or discount on outstanding Commercial Paper maturing after such Scheduled Payment Date); it being understood that until all such amounts referenced in this Section 11.2(b) are paid in full, there shall be no abatement or reduction of Basic Rent.

         11.3     Basic Rent Termination.

         Upon the replacement of any Unit in compliance with Section 11.2 (a) or upon the payment of all sums required to be paid pursuant to Section 11.2 (b) in respect of any Unit for which Lessee has elected to pay (or is deemed to have elected to pay pursuant to the proviso to Section 11.2(a)) the amounts specified in Section 11.2(b), the Term with respect to such replaced or terminated Unit and the obligation to pay Basic Rent for such replaced or terminated Unit accruing subsequent to the date of conveyance of such Replacement Unit pursuant to Section 11.2(a) or the date of payment of all amounts due pursuant to Section 11.2(b), as the case may be, shall terminate; provided, that Lessee shall be obligated to pay all Rent (including without limitation any interest or discount on outstanding Commercial Paper maturing after the date such Unit was replaced or terminated) in respect of such replaced or terminated Unit which has accrued up to and including the date of conveyance of such Replacement Unit pursuant to
Section 11.2 (a) or the date of payment of all amounts due pursuant to Section
11.2 (b), as the case may be; provided, further, Lessee shall be obligated to pay Basic Rent regarding all Units remaining under the Lease (including without limitation each Replacement Unit) and such termination of the obligation to pay Basic Rent in respect of such replaced or terminated Unit shall not invalidate Lessee's continuing indemnity obligation with respect thereto.

         11.4     Disposition of Equipment; Replacement of Equipment.

         (a) Upon the payment of all sums required to be paid pursuant to
Section 11.2 in respect of any Unit, Lessor shall convey to Lessee or its designee all right, title and interest of Lessor in and to such Unit, "as-is", "where-is" and "with all faults", without recourse to or representation or warranty by Lessor, except for a warranty against Lessor's Liens, and shall execute and deliver to Lessee or its designee bills of sale to evidence such conveyance. As to each separate Unit so disposed of, Lessee or its designee shall be entitled to any amounts arising from such disposition, plus any awards, insurance or other proceeds and damages received by Lessee, Lessor or the Agent by reason of such Event of Loss after having paid the Stipulated Loss Value attributable thereto and all other amounts of Rent then due and payable in respect thereof, provided, that if a Lease Default or Lease Event of Default shall have occurred and be continuing, the amounts referred to in this sentence which are payable to Lessee shall be paid to Lessor, and Lessor shall hold such amounts received as security for Lessee's obligations hereunder subject to the provisions of Section 11.6.

         (b) At the time of or prior to any replacement of any Unit, Lessee, at its sole cost and expense, shall (i) cause good and marketable legal title with respect to the Replacement Unit to be conveyed to Lessor, free and clear of all Liens, (ii) cause a Lease Supplement substantially in the form of Exhibit A hereto, subjecting such Replacement Unit to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution and (iii) cause all filings, recordings and other actions (reasonably requested by Lessor) to be taken or made, to the extent such filings, recordings or other actions are necessary or appropriate to perfect and protect Lessor's interest in the Replacement Unit and
(iv) furnish such other documents and evidence as Lessor or the Agent, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 11.4. For all purposes hereof, upon passage of title thereto to Lessor the Replacement Unit shall be deemed part of the property leased hereunder and the Replacement Unit shall be deemed a "Unit" as defined herein with the same Equipment Cost as the Unit replaced thereby. Upon such passage of title, Lessor shall transfer to Lessee on an "as-is", "where-is" and "with all faults" basis, without recourse to or representation or warranty by Lessor (except as to the absence of Lessor's Liens), all Lessor's right, title and interest in and to the replaced Unit.

         11.5     (Intentionally Omitted)

         11.6 Reservation of Amounts Regarding Lease Default or Lease Event of Default.

         Any amount referred to in Sections 11.4(a) or 12 which is to be held by Lessor subject to the provisions of this Section 11.6 shall be held by Lessor as security for the obligations of Lessee under this Lease and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amount (unless theretofore otherwise applied to the obligations of Lessee hereunder) shall be paid over to Lessee.

SECTION 12.  Insurance.

         Lessee, at its own cost and expense, shall insure the Equipment against all risks for the value of the Equipment and in no event for less than the Stipulated Loss Value of the Equipment. Notwithstanding the foregoing, if no Lease Event of Default shall have occurred and be continuing, Lessee may self-insure with respect to the insurance required in the preceding sentence. Lessee shall maintain comprehensive general public liability insurance and automobile liability insurance, each against such risks in amounts not less than $5,000,000 combined single limit. All such insurance shall be in such form as the Additionally Insured Parties shall approve, shall be with financially sound and reputable independent insurers, shall specify Lessor and the Agent, as their respective interests may appear, as loss payees with respect to property damage insurance and the Additionally Insured Parties, as their respective interests may appear, as additional insureds with respect to liability insurance. Any insurance policy maintained by Lessee pursuant to this Section 12 shall provide that such insurance may not be cancelled as to the Additionally Insured Parties or altered in any way that would affect the interests of the Additionally Insured Parties without at least 30 days prior written notice to the Additionally Insured Parties. All insurance shall be primary, without right of contribution from any other insurance carried by the Additionally Insured Parties, shall contain a "breach of warranty" provision satisfactory to the Additionally Insured Parties and shall waive any right of subrogation of the insurers against the Additionally Insured Parties. Lessee shall provide the Additionally Insured Parties (as reasonably requested by the Additionally Insured Parties) with evidence satisfactory to them of the required insurance at all times during the Term and, if applicable, during the Initial Storage Period.

SECTION 13.  Lessor's Inspection Rights.

         Lessor shall have the right, but not the obligation, at its sole cost and expense, by its authorized representatives, to inspect the Equipment and Lessee's records with respect thereto during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, upon the occurrence of any Lease Default or Lease Event of Default such right of inspection shall be unconditionally available to Lessor and/or any potential Third Party Purchaser at any time and at the sole cost and expense of Lessee.

SECTION 14.  Events of Default.

         Each of the following events shall constitute a "Lease Event of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree, action or order of any court or any order, rule or regulation of any Governmental Authority):

         (a) Lessee shall fail to make any payment of Basic Rent or Stipulated Loss Value within five Business Days after the date due, whether at stated maturity, by acceleration or otherwise; or

         (b) Lessee shall fail to make any payment of Supplemental Rent, including without limitation indemnity payments (but excluding payments of Stipulated Loss Value, which shall be subject to clause (a) above) after the same shall have become due and such failure shall continue unremedied for five Business Days after receipt by Lessee of written notice of such failure; or

         (c)      (Intentionally Omitted)

         (d) Any representation or warranty made by Lessee in any Operative Agreement or in any certificate or financial statement furnished pursuant to the provisions thereof shall prove to have been false or misleading in any material respect as of the time made or furnished; or

         (e) To the extent the Credit Agreement is terminated or expires, Lessee shall default in the performance or observance of any covenant referenced in
Section 5.2 of the Participation Agreement and such default shall not be remedied for a period of five Business Days after notice thereof to Lessee from Lessor or any other Person; or

         (f)      (Intentionally Omitted)

         (g)      (Intentionally Omitted)

         (h) The Coca-Cola Company and any of its wholly-owned Subsidiaries shall fail for a period of 90 days to own at least 20% of the capital stock of Lessee, or such lesser percentage as shall result solely from the issuance after the date hereof by Lessee for fair consideration of capital stock to any other Person;

         (i) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Lessee or any Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Lessee or any Subsidiary or for any substantial part of its property, or for the winding-up or liquidation of its affairs and such proceeding shall remain undismissed or unstayed and in effect for a period of 60 days or such court shall enter a decree or order granting the relief sought in such proceeding;

         (j) Lessee or any Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such Law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Lessee or any Subsidiary or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing;

         (k) Lessee shall fail to observe and perform any of the covenants or agreements of Lessee set forth in Sections 10, 12, 19 or 22 (including without limitation the payment of all amounts under Section 22 on the due date therefor); or

         (l) Lessee shall fail to observe or perform any covenants or agreements (other than as referenced in Section 14(k) and also other than with respect to the Incorporated Covenants) to be observed or performed by Lessee under any Operative Agreement and such failure shall continue unremedied for 30 days after notice to Lessee from Lessor, any Holder, any Lender, any Bank Lender and/or the Agent specifying the failure and demanding the same to be remedied; or

         (m) a Credit Agreement Event of Default shall have occurred and be continuing and the lenders under the Credit Agreement or the agent for such lenders shall have commenced the exercise of remedies with respect to such Credit Agreement Event of Default; or

         (n) the Agent shall fail at any time to have a perfected, first priority Lien on the Collateral.

SECTION 15.  Remedies.

         15.1     Remedies.

         Upon and after the occurrence of any Lease Event of Default, Lessor may exercise one or more of the following remedies as Lessor in its sole discretion shall elect (provided, once the exercise of remedies is commenced, Lessee may not cure any Lease Event of Default unless such cure is acceptable to Lessor in its sole discretion):

         (a) proceed by appropriate court action or actions, either at Law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

         (b) Lessor may demand that Lessee, and Lessee shall, upon demand of Lessor and at Lessee's sole cost and expense, forthwith return any or all of the Equipment to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of, Sections 6.1, 6.2 and 15.4; or Lessor may, at its option, enter upon the premises of Lessee or other premises where any of the Equipment may be located and take possession of and remove any or all of the Equipment and thenceforth hold, use, operate, sublease, possess and enjoy the same free from any right of Lessee or its sublessees and successors or assigns, to use such Equipment for any purpose whatever and without any duty to account to Lessee with respect to the proceeds thereof all without liability to Lessor for such entry or taking possession;

         (c) with or without taking possession, sell any or all of the Equipment at public or private sale, as Lessor may determine, with not less than five days prior notice to Lessee but free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such sale or for the proceeds thereof (except to the extent required by Section 15.1(e)), in which event Lessee's obligation to pay Basic Rent with respect to such Equipment hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under Sections 15.1(d) or (e) if Lessor elects to exercise its rights under either of said Sections);

         (d) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Sections 15.1(a), (b) or (c) with respect to any or all of the Equipment, Lessor, by written notice to Lessee specifying a payment date not earlier than 30 days after such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Equipment due after the payment date specified in such notice), all Rent due and payable or accrued for such Equipment as of the payment date specified in such notice plus an amount equal to the excess, if any, of the Stipulated Loss Value for such Equipment computed as of the Scheduled Payment Date next preceding the payment date specified in such notice (or if such payment date occurs on a Scheduled Payment Date, then computed as of such Scheduled Payment Date) over the Fair Market Sales Value (as determined pursuant to Section 15.5) of such Equipment as of the payment date specified in such notice;

         (e) if Lessor shall have sold any or all of the Equipment pursuant to
Section 15.1(c), Lessor, by written notice to Lessee specifying a payment date not earlier than 30 days after such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Equipment due after the payment date specified in such notice) all Rent and all Sales Expenses due and payable or accrued for such Equipment as of the payment date specified in such notice plus the amount, if any, by which the Stipulated Loss Value of such Equipment computed as of the Scheduled Payment Date next preceding the date of such sale (or if such sale occurs on a Scheduled Payment Date, then computed as of such Scheduled Payment Date) exceeds the proceeds of such sale;

         (f) in lieu of exercising its rights pursuant to Sections 15.1(d) or
(e) with respect to any or all of the Equipment and provided such Lease Event of Default has not been cured within the time period expressly set forth therefor in this Lease or waived, Lessor by written notice to Lessee specifying a payment date not earlier than five Business Days after such notice, may accelerate (provided such acceleration shall be deemed to occur automatically without further notice upon the occurrence of a Lease Event of Default as specified in Sections 14(i) or (j) and in such event the payment date referenced herein shall be deemed to be the date such Lease Event of Default occurs) the obligations of Lessee owed under the Lease and may demand that Lessee pay to Lessor (whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Lessee), and Lessee shall pay Lessor, on the payment date specified in such notice (in lieu of the Basic Rent for such Equipment due after the payment date specified in such notice) the sum of (i) all Rent due and payable or accrued for such Equipment as of the payment date specified in such notice plus (ii) an amount equal to the Stipulated Loss Value for such Equipment computed as of the Scheduled Payment Date next preceding the payment date specified in such notice (or if such payment date occurs on a Scheduled Payment Date, then computed as of such Scheduled Payment Date); and upon payment by Lessee of all such damage amounts referenced in this

Section 15.1(f) and all Sales Expenses and other costs and expenses of transfer otherwise payable by Lessor, Lessor will transfer to Lessee, without recourse to or representation or warranty by Lessor (except as to the absence of Lessor's Liens), all Lessor's right, title and interest in and to such Equipment; and/or

         (g) Lessor may rescind or terminate this Lease or may exercise any other right or remedy that may be available to it under applicable Law.

In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Supplemental Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Unit in order to cause it to be in compliance with all maintenance standards imposed by this Lease and all Laws and all other costs and expenses, including without limitation reasonable legal fees, involved in any appearance by Lessor, any Holder, any Lender, any Bank Lender or the Agent in any bankruptcy or insolvency proceeding with respect to Lessee.

         LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT FROM TIME TO TIME AND AT DIFFERENT TIMES LESSOR (ON BEHALF OF THE HOLDERS AND ACTING PURSUANT TO THE DIRECTION OF THE MAJORITY HOLDERS) AND THE AGENT (ON BEHALF OF THE LENDERS, AND THE BANK LENDERS AND ACTING PURSUANT TO THE DIRECTION OF THE MAJORITY IN INTEREST) MAY EACH ON A SEVERAL BASIS (X) DECLARE THE OCCURRENCE OF A LEASE EVENT OF DEFAULT AND (Y) EXERCISE REMEDIES UNDER THIS LEASE WITH REGARD TO THEIR RESPECTIVE RIGHT, TITLE AND INTEREST RESPECTING THE EQUIPMENT AND/OR IN THIS LEASE ARISING PURSUANT TO THE OPERATIVE AGREEMENTS OR OTHERWISE, WHICH IN THE CASE OF LESSOR SHALL INCLUDE ALL EXCEPTED PROPERTY AND THE EQUIPMENT AND IN THE CASE OF THE AGENT SHALL INCLUDE ALL COLLATERAL. THE DECLARATION OF A LEASE EVENT OF DEFAULT AND THE COMMENCEMENT OF THE EXERCISE OF REMEDIES WITH RESPECT THERETO BY ANY PERSON ENTITLED TO DO THE SAME SHALL AUTOMATICALLY AND WITHOUT FURTHER ACTION CONSTITUTE AN ACCELERATION OF ALL OBLIGATIONS OF LESSEE UNDER THIS LEASE AND THE OTHER OPERATIVE AGREEMENTS. LESSEE WAIVES ANY AND ALL DEFENSES TO PAYMENT.

         15.2     Cumulative Remedies.

         The remedies in this Lease provided in favor of Lessor shall not be deemed exclusive but shall be cumulative and shall be in addition to all other remedies in its favor existing at Law or in equity. Lessee hereby waives any mandatory requirements of Law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by Law.

         15.3     No Waiver.

         No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

         15.4     Lessee's Duty to Return Equipment Upon a Lease Event of Default.

         If Lessor or any assignee of Lessor shall terminate this Lease pursuant to this Section 15, unless Lessee shall purchase the Equipment pursuant to this
Section 15, Lessee shall forthwith deliver possession of the Equipment to Lessor or its designees pursuant to Sections 6.1 through 6.3 as if Lessor were a "Third Party Purchaser" under such Sections.

         15.5     Fair Market Sales Value.

         For purposes of this Lease, the "Fair Market Sales Value" of a Unit shall be the sales value that would be obtained in an arm's length transaction between an informed and willing buyer under no compulsion to buy and an informed and willing seller under no compulsion to sell, based upon the actual condition and location of the Unit in question, which value shall be determined by an appraiser selected by Lessor and reasonably acceptable to Lessee.

SECTION 16.  Further Assurances; Expenses.

         16.1     Further Assurances.

                  Lessee will duly execute and deliver to Lessor, the Holders, the Lenders, the Bank Lenders and the Agent such further documents and assurances and take such further action as may be required by applicable Law in order to effectively establish and protect the rights and remedies created in favor of Lessor, the Holders, the Lenders, the Bank Lenders and the Agent hereunder and under the Operative Agreements, including without limitation the execution and delivery of supplements or amendments hereto and to the Operative Agreements, in recordable form, subjecting to this Lease any Replacement Unit and the recording or filing of counterparts hereof or thereof in accordance with the Laws of such jurisdictions and such Uniform Commercial Code financing statements and other filings as are required to maintain the right, title and interest of Lessor in and to the Equipment and the remainder of the Trust Estate and to maintain the validity and perfection of the Lien of the Loan Agreement on the Collateral or as Lessor or the Agent may from time to time deem reasonably advisable; provided, that in connection with the foregoing Lessee shall also take such further action as is reasonably requested by Lessor or the Agent. The documents required by this Section 16.1 shall be in form and substance reasonably acceptable to Lessee.

         16.2     Expenses.

         Lessee will pay all reasonable costs, charges and expenses (including without limitation reasonable attorneys fees and expenses) incident to any filing, refiling, recording and rerecording or depositing and redepositing of any instruments, Uniform Commercial Code filings or incident to the taking of action in accordance with Section 16.1.

SECTION 17.  Lessor's Right to Perform.

         If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein which requires the payment of money, Lessor may itself make such payment or perform or comply with such agreement which requires the payment of money, after giving prior written notice thereof to Lessee, but Lessor shall not be obligated hereunder to do so, and the amount of such payment, together with interest thereon at the Late Rate, to the extent permitted by applicable Law, shall be deemed to be Supplemental Rent, payable by Lessee to Lessor on demand. Notwithstanding the foregoing, Lessor may not make more than two such consecutive payments of Basic Rent and no more than six such payments of Basic Rent in the aggregate during the Term.

SECTION 18.  Assignment.

         18.1     Assignment by Lessor.

         Lessee and Lessor hereby confirm that concurrently with the execution and delivery of this Lease, Lessor has executed and delivered to the Agent the Loan Agreement, which is intended to assign as collateral security and grant a Lien in favor of the Agent in, to and under (among other things) the Equipment, this Lease and the Rent payable hereunder (excluding Excepted Property), all as more explicitly set forth in the Loan Agreement. Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to the Equipment, this Lease and the Rent payable hereunder (excluding the Excepted Property) or any other part of the Collateral, except (a) as expressly permitted by and subject to the provisions of the Participation Agreement, the Trust Agreement and the Loan Agreement or (b) following the discharge of the Lien of the Loan Agreement in accordance with its terms.

         Lessee hereby consents to such assignment and to the creation of such Lien and consents to the terms and provisions thereof. Lessee (x) acknowledges that the Loan Agreement provides for the exercise by the Agent of all rights of Lessor hereunder to give any consents, approvals, waivers, notices or the like, to make any elections, demands or the like (excluding with regard to the Excepted Property, the Equipment and as otherwise provided in the Loan Agreement), (y) acknowledges receipt of an executed counterpart of the Loan Agreement as in effect on the date hereof and consents to all of the provisions thereof and (z) agrees that, to the extent provided in the Loan Agreement, the Agent shall have all the rights of Lessor hereunder (excluding such rights relating to any Excepted Property, the Equipment and as otherwise provided in the Loan Agreement) as if the Agent had originally been named as Lessor herein, to the extent provided in the Loan Agreement. Notwithstanding any provision of this Lease or any other Operative

Agreement but without prejudice to Lessor's and the Holders' rights expressly provided for in the Loan Agreement, so long as Lessor's interest in the Equipment, this Lease and the Rent payable hereunder (excluding the Excepted Property) is subject to the Lien of the Loan Agreement, Lessee shall make all payments of Rent (excluding Segregated Excepted Property but including all other Excepted Property) to the Agent to such account as the Agent may specify to Lessee from time to time for distribution in accordance with the terms of the Operative Agreements, and the obligation of Lessee to make all such payments shall not be subject to any defense, counterclaim, setoff or other right or claim of any kind which Lessee may be able to assert against Lessor, any Holder, the Lenders, the Bank Lenders or the Agent in any action regarding this Lease or otherwise.

         18.2     ASSIGNMENT BY LESSEE.

         LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR AND THE AGENT, ASSIGN ANY OF ITS RIGHT, TITLE OR INTEREST HEREUNDER; PROVIDED, ANY SUBLEASE WHICH SATISFIES SECTION 21 SHALL NOT BE CONSTRUED AS AN ASSIGNMENT OF LESSEE'S RIGHT, TITLE AND INTEREST HEREUNDER.

SECTION 19.  Net Lease, Etc.

         This Lease is a net lease and Lessee's obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character including without limitation
(a) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that Lessee may have against Lessor, any Holder, any Lender, any Bank Lender, the Agent, any Seller, any manufacturer of any Unit, or any other Person for any reason whatsoever, (b) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit, or any interruption or cessation in or prohibition of the use or possession of any Unit for any reason whatsoever, (c) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit by Lessee or any other Person for any reason whatsoever or of whatever duration, (d) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, Lessor or any other Person, (e) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of Lessee to enter into this Lease or any other Operative Agreement to which it is a party or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, or (f) any other circumstance or happening whatsoever, foreseeable or unforeseeable, whether or not similar to any of the foregoing. To the extent permitted by applicable Law, Lessee hereby waives any and all rights which it may now have or which at any time thereafter may be conferred upon it, by Law or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any Unit, except in accordance with the express terms hereof. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any other Person for any reason whatsoever. If for any reason whatsoever this Lease shall be terminated by operation of Law or otherwise except as expressly provided herein, (x) Lessee shall nonetheless pay an amount equal to each Rent payment at the time and in the manner that such payment would become due and payable hereunder if this Lease had not been terminated or (y) at the option of Lessor, Lessee shall pay upon the next occurring Scheduled Payment Date, all Basic Rent, Supplemental Rent (including without limitation all Break-Amount, if any, on the Notes and the Certificates) and any and all other amounts then due and owing or accrued under any Operative Agreement. In the event Lessor elects the option set forth in subsection (y) of the preceding sentence, Lessor shall convey the Equipment to Lessee (or its designee) on an "as-is", "where-is" and "with all faults" basis, without recourse to or representation or warranty by Lessor except as to the absence of Lessor's Liens and Lessee shall pay all Sales Expenses.

SECTION 20.  Notices.

         Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner provided in Section
10.3 of the Participation Agreement. All notices delivered to Lessor shall also be delivered to the Agent.

SECTION 21.  Sublease.

         Without the prior written consent of Lessor, Lessee may sublease any Unit to any wholly-owned Subsidiary of Lessee (including without limitation downstream Subsidiaries) or to Piedmont Coca-Cola Bottling Partnership; provided, (a) no Lease Default or Lease Event of Default has occurred and be continuing at such time and (b) such sublease is a Permitted Sublease. Except as otherwise expressly set forth in the immediately preceding sentence, Lessee will not, without the prior written consent of Lessor (which shall be given or withheld in Lessor's reasonable discretion), assign, sublease (provided, unless expressly stated otherwise by Lessor at such time, each such sublease must be a Permitted Sublease) or otherwise transfer its rights or obligations with respect to this Lease, any other Operative Agreement or any of the Equipment and any attempted assignment, sublease or other transfer by Lessee without such Lessor consent shall be null and void.

         Any sublease referenced in this Lease shall only be deemed a "Permitted Sublease" if at the time Lessee enters into such sublease, all of the following conditions shall have been satisfied: (a) no such sublease by Lessee will (i) adversely affect the insurance coverage provided under Section 12, (ii) reduce any of the obligations of Lessee hereunder or under any Operative Agreement or
(iii) adversely affect the rights of Lessor hereunder, (b) all obligations of Lessee hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety,
(c) each such sublease, and the rights and interests of any sublessee thereunder shall in all events be expressly subject and subordinate to this Lease, the rights and interests of Lessor, the Holders, the Lenders, the Bank Lenders and the Agent (in each case under the Operative Agreements), (d) such sublease shall not include any term or provision which would require or permit the sublessee thereunder to take any actions inconsistent with this Lease or the other Operative Agreements, (e) the term of any such sublease shall in no event exceed the then remaining portion of the Term and (f) no Lease Default or Lease Event of Default shall have occurred and be continuing. Lessee hereby grants a Lien to Lessor respecting all right, title and interest of Lessee, now or hereafter arising, in the above-referenced subleases and in connection therewith if Lessor hereafter requests, Lessee will take all actions necessary to perfect and maintain a first priority Lien in favor of Lessor respecting such subleases.

         Lessee shall make, or cause to be made, in a timely fashion all reasonable filings with respect to any such Permitted Sublease necessary to protect the rights of Lessor in the Unit subject to such Permitted Sublease.

SECTION 22.       End of Term Purchase, Sale and Renewal Options.

         22.1     Election of End of Term Options.

         To the extent no Lease Default or Lease Event of Default shall have occurred and be continuing and if this Lease shall not have been earlier terminated, Lessee shall give an irrevocable written notice to the Agent (and promptly thereafter, the Agent shall provide such notice to Lessor, the Holders, the Lenders and the Bank Lenders), respecting all, but not less than all, the Equipment in a particular Class at least 120 days (but not more than 180 days) prior to the expiration date of the Basic Term or any Renewal Term, as applicable (but only to the extent such expiration date shall occur on an annual anniversary of the Basic Term Commencement Date), and pursuant to such notice, Lessee shall elect one of the options described in Sections 22.2(a) or (b) or 22.3; provided, the option described in Section 22.3 shall not be available to Lessee unless the conditions for renewal set forth in Section 22.3 have been satisfied; provided, further, to the extent Lessee does not give any such notice at least 120 days (but not more than 180 days) prior to the expiration of the Basic Term (in the case of Class A Equipment) and the Basic Term or the first Renewal Term, as applicable, (in the case of Class B Equipment and Class C Equipment) Lessee without further action shall be deemed to have exercised its renewal option pursuant to Section 22.3; provided, further, Lessee may not elect the renewal option pursuant to Section 22.3 at the Final Renewal Term Expiration Date and to the extent Lessee does not give any such notice at least 120 days (but not more than 180 days) prior to the Final Renewal Term Expiration Date, Lessee without further action shall be deemed to have exercised its purchase option pursuant to Section 22.2(a). Lessee may not exercise any such end of term purchase or sale option respecting any Unit in a particular Class unless Lessee exercises such option respecting all Units in such Class at the same time.

         22.2     Purchase by Lessee; Purchase by Third Party Purchasers.

         (a) To the extent Lessee elects this option, then on the expiration date of the Basic Term or any Renewal Term, as applicable (but only to the extent such expiration date shall occur on an annual anniversary of the Basic Term Commencement Date), as elected (or deemed elected) by Lessee pursuant to
Section 22.1, Lessee shall purchase all, but not less than all, of the Equipment in a particular Class for an amount equal to the aggregate Stipulated Loss Value of such Equipment. At such time, Lessee shall also pay all Basic Rent, all Supplemental Rent (including without limitation all Break-Amount and any interest or discount on outstanding

Commercial Paper maturing after such date, if any, on the Notes and the Certificates) then due and owing or accrued and all Sales Expenses. Upon receipt of all funds then due and owing to Lessor hereunder, Lessor shall sell to Lessee all of Lessor's right, title and interest in and to such Equipment on an "as-is", "where-is" and "with all faults" basis without recourse to or representation or warranty by Lessor, except as to the absence of Lessor's Liens, and deliver a bill of sale to Lessee to transfer the same. If Lessee has exercised its purchase option, but has not on or prior to the expiration date of the Basic Term or any Renewal Term, as applicable, paid all amounts for which it is obligated under this Section 22.2(a), then Lessor in its sole discretion may elect to refuse to sell such Equipment to Lessee.

         (b) To the extent Lessee elects this option, then Lessee shall solicit bona fide bids for the Equipment in a particular Class from prospective Third Party Purchasers in accordance with the provisions of Section 10.2, and one or more Third Party Purchasers shall purchase all, but not less than all, of the Equipment in a particular Class. If purchase amounts are received from one or more Third Party Purchasers in an aggregate amount in excess of the aggregate Maximum Lessor Risk Amount for such Equipment, or if Lessor agrees in its sole discretion to accept such purchase amounts which are less than the Maximum Lessor Risk Amount for such Equipment, then on the expiration date of the Basic Term or any Renewal Term, as applicable, (i) Lessor shall sell to the highest bidding Third Party Purchasers all of Lessor's right, title and interest in and to such Equipment on an "as-is", "where-is" and "with all faults" basis, without recourse to or representation or warranty by Lessor except as to the absence of Lessor's Liens, (ii) such bidders shall pay Lessor the bid amount solely for the account of Lessor, (iii) Lessee shall pay, or cause to be paid, all Basic Rent and Supplemental Rent (including without limitation all Break-Amount and any interest or discount on outstanding Commercial Paper maturing after such expiration date, if any, on the Notes and the Certificates) then due and owing and all Sales Expenses and (iv) Lessor shall promptly deliver a bill of sale to the applicable Third Party Purchaser transferring all of Lessor's right, title and interest in and to such Equipment consistent with Section 22.2(b)(i). If Lessor (x) does not receive any bid or bids in excess of the aggregate Maximum Lessor Risk Amount for such Equipment from bona fide prospective Third Party Purchasers and does not accept bids received for less than the aggregate Maximum Lessor Risk Amount for such Equipment, or (y) does not receive all bid amounts from the Third Party Purchasers on or prior to the expiration date of the Basic Term or any Renewal Term, as the case may be, then on such applicable expiration date, Lessee shall pay Lessor the aggregate Maximum Lessee Risk Amount for such Equipment and all amounts referenced in Section 22.2(b)(iii), Lessee shall transfer all its rights in such Equipment to Lessor, Lessee shall deliver such Equipment to Lessor pursuant to Section 6.1 through 6.4 and Lessor shall retain title to such Equipment.

         (c) If the aggregate Proceeds of Sale are more than the aggregate Stipulated Loss Value for the Equipment in a particular Class, Lessor shall on the expiration date of the Basic Term or any Renewal Term, as the case may be, pay to Lessee an amount equal to such excess as an adjustment to the Rent payable under this Lease, provided, that Lessor shall have the right to offset against such adjustment payable by Lessor any amounts then due and payable from Lessee to Lessor hereunder. If the aggregate Proceeds of Sale regarding any sale of the Equipment in a particular Class under Section 22.2(b) are less than the aggregate Stipulated Loss Value for the Equipment in such Class, Lessee shall on the expiration date of the Basic Term or Renewal Term, as the case may be, pay to Lessor an amount equal to such deficiency as an adjustment to the Rent payable under this Lease, but in no event shall the amount Lessee is required to pay Lessor with respect to such deficiency exceed the aggregate Maximum Lessee Risk Amount for the Equipment in such Class.

         22.3     Renewal Option.

         So long as (a) renewal for such Renewal Term shall not be prohibited by any Law and (b) no Lease Default or Lease Event of Default shall have occurred and be continuing on the day preceding the first day of any such Renewal Term, Lessee may at its option renew this Lease for all, but not less than all, the Equipment in a particular Class for not more than one Renewal Term for the Class A Equipment, not more than three Renewal Terms for the Class B Equipment and not more than five Renewal Terms for the Class C Equipment, each Renewal Term shall be of one year's duration. Notwithstanding the foregoing, the C Class Equipment may not be renewed for more than three Renewal Terms unless the Bank Lenders have extended the Bank Commitment Expiration Date for an additional period at least as long as such additional Renewal Term or Renewal Terms, as the case may be. Such option to renew may be exercised by Lessee in accordance with the provision of Section 22.1. All terms and provisions of this Lease shall be applicable during each Renewal Term.

SECTION 23.  Limitation of Lessor's Liability.

         It is expressly agreed and understood that all representations, warranties and undertakings of Lessor hereunder (except as expressly provided herein) shall be binding upon Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall First Security be personally liable for or on account of, any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, except that Lessor (or any successor Owner Trustee) shall be personally liable for its gross negligence or willful misconduct and for its breach of its covenants, representations and warranties contained herein or in any other Operative Agreement to the extent covenanted or made in its individual capacity.

SECTION 24.  Miscellaneous.

         24.1     Governing Law; Waiver of Jury Trial; Severability.

         THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA; PROVIDED, THAT THE PARTIES SHALL BE ENTITLED TO ALL RIGHTS CONFERRED BY ANY APPLICABLE FEDERAL LAW.

         LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT THEY MAY EFFECTIVELY DO SO THE RIGHT TO A TRIAL BY JURY.

         Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Lease shall be prohibited by or invalid under the Laws of any jurisdiction, such provision, as to such jurisdiction, shall be, to the extent permitted by Law, ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease in any other jurisdiction.

         24.2     Execution in Counterparts.

         This Lease may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, that to the extent this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no Lien on this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Agent on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

         24.3     Personal Property Taxes.

         Lessor and Lessee hereby agree that to the extent permitted by Law during the Term (a) Lessee will prepare and file all returns and other appropriate documentation in regard to personal property taxes on the Equipment,
(b) pay all such personal property taxes and (c) reimburse Lessor for any and all such personal property taxes and out-of-pocket costs and expenses in connection therewith previously paid by Lessor with regard to the Term.

         24.4     Amendments and Waivers.

         No term, covenant, agreement or condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and except as may be permitted by the terms of the other Operative Agreements.

         24.5     Business Days.

         If any payment is to be made hereunder or any action is to be taken hereunder on any date that is not a Business Day, such payment or action otherwise required to be made or taken on such date shall be made or taken on the immediately succeeding Business Day with the same force and effect as if made or taken on such scheduled date and as to any payment (subject to accrual and payment of interest for the period of such extension on such next succeeding Business Day); provided, notwithstanding the foregoing, (a) where the next succeeding Business Day falls in the next succeeding calendar month such payment shall be made on the next preceding Business Day, (b) no Scheduled Payment Date shall extend beyond the Maturity Date and (c) where a quarterly rent period (for purposes of calculation of installments of Basic Rent) begins on a day for which there is no numerically corresponding day in the calendar month in which such quarterly rent period is to end, such quarterly rent period shall end on the last Business Day of such calendar month.

         24.6     Directly or Indirectly.

         Where any provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         24.7     Incorporation by Reference.

         (a) The obligations of Lessee set forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.

         (b) Any provision of any other Operative Agreement stated herein to be incorporated by reference shall be construed as having been incorporated herein with the same effect as if such provision had been set forth in this Lease in full and shall survive any termination of the Operative Agreement from which such provision is incorporated.

         24.8     Uniform Commercial Code.

         The parties hereto intend that this Lease be construed as a "finance lease" under Article 2-A of the North Carolina Uniform Commercial Code.

         24.9     Break-Amount.

         In the case of any prepayment of all or any portion of the unpaid Rent, Lessee shall pay Lessor, on the date specified by Lessor, an amount equal to the Break-Amount provided such payment is permitted by Law.

         24.10    Title Representation by Lessee.

         Upon any sale or transfer of any Equipment to any Third Party Purchaser (pursuant to the exercise of remedies upon the occurrence of a Lease Event of Default, pursuant to Sections 10 or 22.2(b) of this Lease or at such other times as requested by Lessor in connection with a sale or transfer or any Equipment to any Third Party Purchaser) or a retention of the Equipment by Lessor pursuant to
Section 22.2(b) of this Lease, Lessee shall represent and warrant (pursuant to a document satisfactory to such Third Party Purchaser or Lessor, as the case may
be) that good and marketable legal title in the applicable Equipment (other than with regard to Lessor's Liens) has been conveyed to such Third Party Purchaser or retained by Lessor, as the case may be. Lessee shall defend and indemnify such Third Party Purchaser or Lessor in connection with any challenge made to the above-referenced title, representation and warranty.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered by their respective officers as of the day and year first above written.

                      LESSOR:



                      FIRST SECURITY BANK, NATIONAL
                      ASSOCIATION, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1


                      By:
                      Name:
                      Title:


                      LESSEE:

                      COCA-COLA BOTTLING CO. CONSOLIDATED


                      By:
                      Name:
                      Title:


         *Receipt of the original counterpart of the foregoing Lease is hereby
  acknowledged on this    day of _________, 1997.


                      NATIONSBANK, N.A.,
                      as Agent

                      By
                      Name:
                      Title:


*This acknowledgment is executed in the original counterpart only.

                               Class __ Equipment

                                    EXHIBIT A


                             LEASE SUPPLEMENT NO. __
                           (Coca-Cola Trust No. 97-1)


         LEASE SUPPLEMENT NO. __(Coca-Cola Trust No. 97-1) dated as of ____________, 1997 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease Supplement") between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (together with its successors and assigns permitted hereunder, the "Lessor"), and COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (together with its successors and assigns permitted under the Lease referred to below, the "Lessee");

                              W I T N E S S E T H:

         Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement (Coca-Cola Trust No. 97-1) dated as of April 10, 1997 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease"). The Lease provides for the execution and delivery of a Lease Supplement substantially in the form hereof for the purpose of confirming the acceptance and lease of the Units under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in Appendix A to the Lease.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

         1. Lessee hereby acknowledges and confirms that as between Lessee and Lessor, Lessee has approved the Units identified on Schedule 1 hereto at the time and on the date set forth in the Certificate of Acceptance.

         2. Lessor hereby confirms delivery and lease to Lessee, and Lessee hereby confirms acceptance and lease from Lessor, under the Lease as hereby supplemented, the Units listed on Schedule 1 hereto.

         3. Lessee hereby represents and warrants that to the best of its knowledge no Event of Loss has occurred with respect to the Units set forth on
Schedule 1 hereto as of the date hereof.

         4. The Maximum Lessee Risk Amount for the Equipment is an amount computed in accordance with Schedule 2 hereto.

         5. The Maximum Lessor Risk Amount for the Equipment is an amount computed in accordance with Schedule 3 hereto.

         6. Stipulated Loss Value for the Equipment is an amount computed in accordance with Schedule 4 hereto.

         7. The aggregate Equipment Cost for the Units leased under this Lease Supplement is $________.

         8. The Interim Term Commencement Date for the Equipment is
______________.

         9. The Interim Term Expiration Date for the Equipment is January 15, 1998.

         10. The Basic Term Commencement Date for the Equipment is January 15, 1998.

         11. The Basic Term Expiration Date for the Equipment is January 15,
2000.

         12. Lessee may renew the Lease for no more than __________ consecutive Renewal Terms, each of one year's duration. [for Class A Equipment, one Renewal Term; for Class B Equipment, three Renewal Terms; and for Class C Equipment, three Renewal Terms (subject to extension for an additional two Renewal Terms in accordance with Section 22.3 of the Lease).]

         13. The Final Renewal Term Expiration Date is [January 15, 2001 for Class A Equipment] [January 15, 2003 for Class B Equipment] [January 15, 2003 for Class C Equipment (subject, regarding Class C Equipment, to extension for an additional two years in accordance with the provisions of Section 22.3 of the Lease)].

         14. Lessee hereby confirms its agreement, in accordance with the Lease as supplemented by this Lease Supplement, to pay Rent to Lessor or such other Person, as appropriate, as provided for in the Lease.

         15. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Lease Supplement may refer to the "Master Equipment Lease Agreement, dated as of April 10, 1997", the "Lease Agreement, dated as of April 10, 1997," or the "Lease, dated as of April 10, 1997," or may identify the Lease in any other respect without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

         16. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease (a) are hereby incorporated herein by reference as though restated in their entirety and (b) shall be and remain in full force and effect.

         17. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, that to the extent this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no Lien on this Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Agent on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

         18. This Lease Supplement shall in all respects, including without limitation all matters of construction, validity and performance, be governed by and construed in accordance with the internal Laws of the State of North Carolina.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered by their respective officers as of the day and year first above written.

                                            LESSOR:

                                            FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity except as expressly
                                            provided herein, but solely as Owner
                                            Trustee under Coca-Cola Trust No.
                                            97-1


                                            By:
                                            Name:
                                            Title:


                                            LESSEE:

                                            COCA-COLA BOTTLING CO. CONSOLIDATED


                                            By:
                                            Name:
                                            Title:


         *Receipt of the original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ___ day of __________, 1997.


                                            NATIONSBANK, N.A.,
                                            as Agent


                                            By:
                                            Name:
                                            Title:





-----------------------------------
*        This acknowledgment is executed in the original counterpart  only.






                                   SCHEDULE 1

                   DESCRIPTION OF THE EQUIPMENT/EQUIPMENT COST


Make       Model  Serial Number     [VIN]      [Registration Number]     Class    Equipment Cost


                                   SCHEDULE 2

                           MAXIMUM LESSEE RISK AMOUNT


                                                       Maximum Lessee
  Scheduled Payment Date                              Risk Percentage*

        ---------                                           ----

        ---------                                           ----

        ---------                                           ----


*Expressed as a percentage of Equipment Cost.

                                   SCHEDULE 3


                           MAXIMUM LESSOR RISK AMOUNT


                                                   Maximum Lessor
        Scheduled Payment Date                    Risk Percentage*

               --------                                 ----

               --------                                 ----

               --------                                 ----

*Expressed as a percentage of Equipment Cost.

                                   SCHEDULE 4


                              STIPULATED LOSS VALUE


During the Interim Term, the Stipulated Loss Value for each Unit under this Lease Supplement shall be an amount equal to the product of _________ multiplied by the Equipment Cost of such Unit. During the Basic Term and each Renewal Term, if any, the Stipulated Loss Value for each Unit under this Lease Supplement shall be computed as set forth below:


                                                     Stipulated Loss
         Scheduled Payment Date                      Value Percentage*





------------------------------------

*Expressed as a percentage of Equipment Cost.

                                   APPENDIX A


                            COCA-COLA TRUST NO. 97-1

                                   DEFINITIONS


General Provisions

         The following terms shall have the following meanings for all purposes of the Operative Agreements referred to below, unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. Such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main body of any Operative Agreement, the provisions of the main body of such Operative Agreement shall control the construction of such Operative Agreement.

         Unless the context otherwise requires, (i) references to agreements shall be deemed to mean and include such agreements as the same may be amended, modified, supplemented, restated and/or replaced from time to time to the extent permitted by the Operative Agreements, (ii) references to parties to agreements shall be deemed to include the successors and assigns of such parties permitted in accordance with the Operative Agreements, (iii) references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document, (iv) the headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof, (v) references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor, (vi) when used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof, (vii) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned, (viii) each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto and (ix) capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meanings so ascribed to such terms in the applicable Operative Agreement.

Defined Terms

         "A-2/P-2 Event" shall have the meaning specified in Section 8.4 of the Participation Agreement.

         "A-3/P-3 Event" shall have the meaning specified in Section 8.4 of the Participation Agreement.

         "ABR Holder Advance" shall mean each Holder Advance, at such time as such Holder Advance bears yield at the Reference Rate plus 0.500% or the CD Rate plus 0.900%, as the case may be.

         "ABR Loan" shall mean each Loan, at such time as such Loan bears interest at the Reference Rate or the CD Rate plus the Applicable Margin, as the case may be.

         "ABR Rate" shall mean, as selected by the Lessee (on behalf of the Owner Trustee), the Reference Rate or the CD Rate; provided, if the Agent gives the Owner Trustee and the Lessee notice that the CD Rate cannot be determined or is unlawful or that any Lender or Holder is unable to match funds with respect to any CD Loan or the CD Holder Advance, as the case may be, then the ABR Rate shall be the Reference Rate until the Interest Period, Payment Period or any other period of time at which amounts are to bear interest at the ABR Rate, as the case may be, commencing immediately following the date on which the CD Rate can be determined, is lawful and is capable of being match funded by the Lenders and the Holders (if the CD Rate is elected at such time by the Lessee (on behalf of the Owner Trustee)).

         "Acceptance Date" shall mean the dates as of which Units (i) are purchased by the Owner Trustee in accordance with the Participation Agreement and (ii) become leased assets under the applicable Lease Supplement.

         "Acquisition Cash Flow" shall mean operating income for the applicable period plus any amounts deducted for depreciation, amortization and operating lease expense in determining operating income of all assets, franchises and businesses acquired during the most recently completed quarter or any of the preceding three calendar quarters by the Lessee or any its Consolidated Subsidiaries (to the extent not included in Consolidated Operating Income for the applicable period), determined using historical financial statements of such assets, franchises and businesses acquired with appropriate adjustments thereto in order to reflect such operating income, depreciation, amortization and operating lease expense on an actual historical combined pro forma basis as if the assets, franchises and businesses acquired had been owned by the Lessee during the relevant period. Operating income as used in the preceding sentence shall be determined using the same method prescribed for determining Consolidated Operating Income and using GAAP applied consistently with the application of GAAP in preparation of the Lessee's financial statements for the relevant period and such determination shall be in all respects reasonably satisfactory to the Majority In Interest and the Majority Holders.

         "Additionally Insured Parties" shall mean the Owner Trustee (in its individual capacity and as trustee), the Holders, the Lenders, the Bank Lenders, the Liquidity Provider and the Agent.

         "Additional Trustee" shall have the meaning specified in Section 10.02(a) of the Trust Agreement.

         "Administrative Fee" shall mean the administrative fee payable in accordance with the terms and conditions of the Fee Letter.

         "Advance Amount" shall mean, as of any date, the amount of the Holder Advance made by a Holder pursuant to Section 2.2(a) of the Participation Agreement and evidenced by a Certificate, less any redemptions of the Holder Advance pursuant to Article IV of the Trust Agreement.

         "Affected Bank Lender" shall have the meaning specified in Section 8.5(a) of the Participation Agreement.

         "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under a common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "After-Tax Basis" shall mean on a basis such that any payment to be received or deemed to be received shall be supplemented by a further payment so that the sum of the two payments, after deducting from such payments the amount of all Taxes resulting from the receipt or accrual of such payments (net of any current credits or deductions or other Tax benefits arising therefrom, to the extent actually realized), shall be equal to the payments to be received or deemed to have been received.

         "Agent" shall mean NationsBank, as collateral agent for the Lenders and the Holders pursuant to the Loan Agreement and as administrative agent for the Owner Trustee (in its individual and its trust capacity), the Holders, the Lenders and the Bank Lenders pursuant to the Participation Agreement and the Loan Agreement, or any successor agent appointed in accordance with the terms of the Loan Agreement.

         "Aggregate Advanced Amount" shall have the meaning specified in each Note.

         "Aggregate Funded Amount" shall mean, collectively, the Aggregate Holder Funded Amount and the Aggregate Lender Funded Amount and, individually, shall mean the Aggregate Holder Funded Amount or the Aggregate Lender Funded Amount, as the case may be.

         "Aggregate Holder Advanced Amount" shall have the meaning specified in each Certificate.

         "Aggregate Holder Funded Amount" shall have the meaning specified in
Section 2.2(a) of the Participation Agreement.

         "Aggregate Lender Funded Amount" shall have the meaning specified in
Section 2.2(b) of the Participation Agreement.

         "Applicable Margin" shall mean the percentage per annum set forth below opposite the applicable Debt Rating or Consolidated Funded Indebtedness/Cash Flow Ratio of the Lessee (as determined and adjusted pursuant to the procedures set forth in the paragraph of this definition following the rate grid).



        Consolidated                                                                    Applicable
   Funded Indebtedness/                 Debt Rating           Applicable Margin         Margin for
     Cash Flow Ratio          or       S&P/Moody's            for LIBOR Loans           CD Loans

a)    Greater than or               a)      --
      Equal to 5.00 to                                               0.375%                  0.375%
      1.00

b)    Less than 5.00 to             b)    BBB-/Baa3
      1.00 but Greater                                               0.250%                  0.250%
      than or Equal to
      4.00 to 1.00

c)    Less than 4.00 to             c)   BBB/Baa2
      1.00 but Greater                                               0.225%                  0.225%
      than or Equal to
      3.00 to 1.00

d)    Less than 3.00 to             d)   BBB+/Baa1
      1.00 but Greater                                               0.200%                  0.200%
      than or Equal to
      2.00 to 1.00

e)    Less than 2.00 to             e)    A/A2 or
      1.00                                 higher                    0.170%                  0.170%

For purposes of the foregoing, (i) the Applicable Margin on the Closing Date is 0.225% and thereafter the Applicable Margin shall be adjusted on each Calculation Date based on the most recent Compliance Certificate and upon the date of receipt of each Notice of Delivery based on such Notice of Delivery,
(ii) if the Lessee fails to provide the Compliance Certificate on or before the most recently occurring Calculation Date, the Applicable Margin from such Calculation Date shall be 0.375% until such time that an appropriate Compliance Certificate is provided whereupon the Applicable Margin shall be determined based on the information provided in such Compliance Certificate, (iii) if the applicable Debt Rating and Consolidated Funded Debt/Cash Flow Ratio would provide for different Applicable Margins the lower of the two Applicable Margins shall apply, (iv) if the Debt Rating established by Moody's and S & P shall fall within different categories, the rate shall be determined by reference to the superior (or numerically lowest) category, (v) if the Debt Rating is changed by either Moody's or S&P, such change shall be deemed to be effective (for purposes of determining the Applicable Margin) as of the Calculation Date next following the date of such change, and (vi) the Applicable Margin applicable from time to time shall be effective from one Calculation Date or the date of receipt of a Notice of Delivery, as the case may be, to the next Calculation Date or the date of receipt of a Notice of Delivery, as the case may be, and any adjustment in the Applicable Margin shall be applicable to all existing Loans as well as any new Loans made or issued.

         "Approved State" shall mean each of Alabama, Florida, Georgia, Kentucky, Mississippi, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Virginia, West Virginia and to the extent the Lessee has given notice thereof pursuant to Section 5.6 of the Participation Agreement, each other state in the continental United States to which any Unit has been relocated.

         "Arrangement Fee" shall mean the arrangement fee payable in accordance with the terms and conditions of the Fee Letter.

         "Assignment Agreement" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

         "Bank Assignment" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

         "Bank Commitment Expiration Date" shall have the meaning specified in
Section 8.3(a) of the Participation Agreement.

         "Bank Lender Termination Date" shall have the meaning specified in
Section 8.5(b) of the Participation Agreement.

         "Bank Lenders" shall mean NationsBank and certain other financial institutions from time to time parties to the Operative Agreements, as bank lenders.

         "Bank of America" shall mean Bank of America National Trust and Savings Association.

         "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, 11 U.S.C. ss. 101 et seq.

         "Basic Rent" shall mean the sum of (i) the Lessor Basic Rent, plus without duplication (ii) the Loan Basic Rent, each of the foregoing calculated as of the applicable Payment Date.

         "Basic Term" shall mean a period for lease of the Equipment under the Lease specified in Section 3.1 of the Lease.

         "Basic Term Commencement Date" shall mean January 15, 1998.

         "Basic Term Expiration Date" shall mean January 15, 2000.

         "Beneficial Interest" shall mean the interest of each Holder under the Trust Agreement.

         "Break-Amount" shall mean the amounts payable by the Owner Trustee (with funds provided by the Lessee as Supplemental Rent) from time to time under
Section 9.3 of the Participation Agreement on the terms and conditions of such
Section 9.3.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by Law or executive order to be closed in Charlotte, North Carolina, New York, New York, Atlanta, Georgia and Salt Lake City, Utah and (ii) with respect to all notices, determinations, fundings and payments with respect to LIBOR Loans or LIBOR Holder Advances, any Business Day described in clause (i) above and that is also a day on which commercial banks in London are open for international business (including dealings in dollar deposits within the London interbank market).

         "Calculation Date" shall mean the date five Business Days after the date by which the Lessee is required to provide the Compliance Certificate in accordance with the provisions of Section 5.1(d) of the Participation Agreement.

         "Capitalized Lease" shall mean any lease which, in accordance with GAAP, is required to be capitalized on the balance sheet of the Lessee.

         "Capitalized Lease Obligations" of any Person shall mean the aggregate amount which, in accordance with GAAP, is required to be reported as a liability on the balance sheet of such Person as lessee under a Capitalized Lease.

         "CD Holder Advance" shall mean each Holder Advance at such time as such Holder Advance bears yield at the CD Rate plus 0.900%.

         "CD Loan" shall mean (i) each Loan, at such times as such Loan bears interest at the CD Rate plus the Applicable Margin, (ii) the Liquidity Provider's participation in each Loan (at such times as such Loan bears interest at the CD Rate plus the Applicable Margin) while the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to such Loan and (iii) the amounts extended by a Bank Lender (at such times as such amounts bear interest at the CD Rate plus the Applicable Margin) to fund the CP Purchase Price pursuant to Section 8.2(a) of the Participation Agreement.

      "CD Rate" shall mean, for any day, with respect to each proposed or existing CD Loan or CD Holder Advance, as the case may be, a fluctuating rate per annum determined by the Agent as the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the CD Reserve Percentage and (b) the CD Assessment Rate. For purposes of this definition, the following terms shall have the following meanings: "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or if such day is not a Business Day, the next following Business
Day) by the Board of Governors of the Federal Reserve System (the "Board"), through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate is not so reported, the average (rounded upwards to the nearest 1/100th of 1%) of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day or next preceding Business Day by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; "CD Reserve Percentage" means, for any day, as applied to any calculation of the CD Rate, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more; and "CD Assessment Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by the Agent to be the average of the rates per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the maximum effective assessment rate per annum payable by the Agent to the Federal Reserve Insurance Corporation (or any successor) for such day for insurance on United States dollar time deposits, exclusive of any credit allowed against such annual assessment on account of assessment payments made or to be made by such bank. The CD Rate shall be adjusted automatically as of the effective date of each change in the Assessment Rate.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certificate of Acceptance" shall have the meaning specified in Section 2.3(c) of the Participation Agreement.

         "Certificate of Title" shall mean each certificate of title or registration respecting any Unit naming the Owner Trustee as the owner of such Unit and the Agent as the first priority, and sole, lienholder respecting such Unit.

         "Certificates" shall mean, collectively each Class A Certificate, Class B Certificate and Class C Certificate.

         "Class" or "Class of Equipment" shall mean Class A Equipment, Class B Equipment or Class C Equipment, as the context requires.

         "Class A Certificate" shall mean each Certificate, substantially in the form set forth therefor in Exhibit A to the Trust Agreement, issued by the Owner Trustee to each Holder pursuant to Section 4.02 of the Trust Agreement, in an amount equal to such Holder's Holder Class A Commitment, bearing yield and payable as provided in the Trust Agreement and/or such

Certificate, and shall include each Certificate issued in exchange therefor or replacement thereof pursuant to Sections 4.07 or 4.08 of the Trust Agreement.

         "Class B Certificate" shall mean each Certificate, substantially in the form set forth therefor in Exhibit A to the Trust Agreement, issued by the Owner Trustee to each Holder pursuant to Section 4.02 of the Trust Agreement, in an amount equal to such Holder's Holder Class B Commitment, bearing yield and payable as provided in the Trust Agreement and/or such Certificate, and shall include each Certificate issued in exchange therefor or replacement thereof pursuant to Sections 4.07 or 4.08 of the Trust Agreement.

         "Class C Certificate" shall mean each Certificate, substantially in the form set forth therefor in Exhibit A to the Trust Agreement, issued by the Owner Trustee to each Holder pursuant to Section 4.02 of the Trust Agreement, in an amount equal to such Holder's Holder Class C Commitment, bearing yield and payable as provided in the Trust Agreement and/or such Certificate, and shall include each Certificate issued in exchange therefor or replacement thereof pursuant to Sections 4.07 or 4.08 of the Trust Agreement.

         "Class A Equipment" shall mean the new over-the-road tractors referenced in each applicable Lease Supplement and identified as Class A Equipment.

         "Class B Equipment" shall mean the used beverage vending equipment, new rolling stock and new lift trucks referenced in each applicable Lease Supplement and identified as Class B Equipment.

         "Class C Equipment" shall mean the new beverage vending equipment referenced in each applicable Lease Supplement and identified as Class C Equipment.

         "Class A Note" shall mean each Note, substantially in the form set forth as Exhibit A to the Loan Agreement, issued by the Owner Trustee pursuant to Section 2.2 of the Loan Agreement and authenticated by the Agent, in a principal amount equal to each Lender's Lender Class A Commitment, bearing interest at the rates and payable as provided in the Loan Agreement, and shall include each Note issued in exchange therefor or replacement thereof pursuant to Sections 2.7 or 2.8 of the Loan Agreement.

         "Class B Note" shall mean each Note, substantially in the form set forth as Exhibit A to the Loan Agreement, issued by the Owner Trustee pursuant to Section 2.2 of the Loan Agreement and authenticated by the Agent, in a principal amount equal to each Lender's Lender Class B Commitment, bearing interest at the rates and payable as provided in the Loan Agreement, and shall include each Note issued in exchange therefor or replacement thereof pursuant to Sections 2.7 or 2.8 of the Loan Agreement.

         "Class C Note" shall mean each Note, substantially in the form set forth as Exhibit A to the Loan Agreement, issued by the Owner Trustee pursuant to Section 2.2 of the Loan Agreement and authenticated by the Agent, in a principal amount equal to each Lender's Lender Class C Commitment, bearing interest at the rates and payable as provided in the Loan

Agreement, and shall include each Note issued in exchange therefor or replacement thereof pursuant to Sections 2.7 or 2.8 of the Loan Agreement.

         "Closing" shall mean the initial closing of the Overall Transaction, at which executed copies of, among other things, the Participation Agreement, Lease, Trust Agreement, the Certificates, the Loan Agreement and the Notes are delivered.

         "Closing Date" shall mean the date as of which the Closing occurs, which in any event shall be on or prior to April 30, 1997 unless otherwise agreed by all parties to the Participation Agreement.

         "Code" shall mean the Internal Revenue Code of 1986.

         "Collateral" shall have the meaning specified in the Granting Clause of the Loan Agreement.

         "Collateral Agency Agreement" shall mean the Collateral Agency Agreement dated as of the Closing Date between the Owner Trustee, the Lessee and consented to by the Agent.

         "Compliance Certificate" shall mean a certificate of the Lessee in the form of Exhibit D to the Participation Agreement, which shall be delivered from time to time by the Lessee in accordance with Section 5.1(d) of the Participation Agreement.

         "Commercial Paper" shall mean the promissory notes of the Initial Lender issued by the Initial Lender in the commercial paper market, the proceeds of which are used to fund (or to refinance the funding of) a Loan.

         "Confidential Information" shall have the meaning specified in Section
10.10 of the Participation Agreement.

         "Consolidated Cash Flow" shall have the meaning specified in the Credit Agreement.

         "Consolidated Funded Indebtedness" shall have the meaning specified in the Credit Agreement.

         "Consolidated Funded Indebtedness/Cash Flow Ratio" shall have the meaning specified in the Credit Agreement.

         "Consolidated Operating Income" shall have the meaning specified in the Credit Agreement.

         "Consolidated Subsidiaries" shall have the meaning specified in the Credit Agreement.

         "Contingent Obligation" shall have the meaning specified in the Credit Agreement.

         "Contractual Obligation" shall have the meaning specified in Section 3.2(d) of the Participation Agreement.

         "Controlled Group Member" shall mean each trade or business (whether or not incorporated) which together with the Lessee is treated as a single employer under Section 4001(b)(1) of ERISA.

         "Covered Income Tax" shall have the meaning specified in Section 7.1(b) of the Participation Agreement.

         "CP Purchase Price" shall have the meaning specified in Section 8.2(a) of the Participation Agreement.

         "CP Rate" shall mean the interest rate or weighted average of the rates, at which Commercial Paper is sold from time to time by any placement agent or commercial paper dealer selected by the Initial Lender, as determined by the Initial Lender and shall include the interest-bearing equivalent of any Commercial Paper sold at a discount rate.

         "Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of December 21, 1995 among the Lessee, the financial institutions listed on the signature pages thereof, NationsBank, as administrative agent and syndication agent, and Bank of America, as documentation agent. The Credit Agreement shall not be deemed to refer to any replacement credit agreement.

         "Credit Agreement Event of Default" shall mean an "Event of Default" as such term is defined in Section 7 of the Credit Agreement.

         "Credit Documents" shall mean the Loan Agreement, the Notes and the Security Documents.

         "Credit Support Provider" shall mean the Person or Persons who provide credit support to the Initial Lender in connection with the Initial Lender's issuance of Commercial Paper.

         "Dealer Fee" shall mean the dealer fee payable in accordance with the terms and conditions of the Fee Letter.

         "Debt Amortization" with respect to any Note shall mean the amortization schedule of principal payments applicable thereto attached as Annex 2(a), Annex 2(b) or Annex 2(c), as applicable, as to the Loan Agreement.

         "Debt Percentage" shall mean for each Class of Equipment the percentage set forth therefor in Schedule 2 to the Participation Agreement.

         "Debt Rate" shall mean (i) while the Initial Lender is the Lender the interest rate equal to the CP Rate; provided, however, if the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to the Loans, the Debt Rate shall be (a) the LP Rate for the principal amount of the Loans equal to the aggregate outstanding principal amount funded with respect to the Loans under the Liquidity Facility and (b) the CP Rate for the principal amount of the Loans not bearing interest at the LP Rate pursuant to the preceding subclause (a), and
(ii) with respect to Notes held by a Bank Lender, as Lender, from and after the Effective Date of the Bank Assignment of such Lender, the LP Rate.

         "Debt Rating" shall mean the rating assigned from time to time by either S&P or Moody's with respect to Funded Indebtedness of the Lessee.

         "Default" shall mean, collectively, each Lease Default and each Loan Agreement Default.

         "Determination Date" shall mean the last day of each fiscal quarter of the Lessee.

         "EFC" shall mean Enterprise Funding Corporation, a Delaware corporation.

         "Effective Date" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

         "Eligible Receivable" shall mean, for the purposes of the Liquidity Facility and the Operative Agreements, as of any date of determination, the aggregate Equipment Cost for all Units of Equipment leased under all Lease Supplements, minus the aggregate amounts paid to the Agent on or prior to such date in respect of either principal payments on Notes or redemption of Holder Advances.

         "Environmental Law" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases or threatened releases of any Hazardous Material into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Material, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq., and state statutes analogous thereto.

         "Environmental Violation" shall mean the receipt by the Lessee of a notice from any Person of violation under Environmental Law when the violation referenced in such notice of violation is not remedied in a timely manner.

         "Equipment" shall mean the Class A Equipment, the Class B Equipment and the Class C Equipment purchased or otherwise acquired using proceeds of the Holder Advances or the Loans, as such is specifically described in each applicable Lease Supplement.

         "Equipment Cost" shall mean, collectively, the aggregate sum of the purchase price for all the Equipment paid by the Owner Trustee to each Seller pursuant to Section 2 of the Participation Agreement and as set forth in each applicable Lease Supplement with respect to the Equipment and, individually, such purchase price allocable to such Unit.

         "Equity Percentage" shall mean for each Class of Equipment the percentage set forth therefor in Schedule 2 to the Participation Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means an entity which is under common control with the Lessee within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Lessee and which is treated as a single employer under Sections 414(b) or (c) of the Code.

         "Event of Default" shall mean, collectively, each Lease Event of Default and each Loan Agreement Event of Default.

         "Event of Loss" shall have the meaning specified in Section 11.1 of the Lease.

         "Excepted Property" shall mean (i) all indemnity payments (including without limitation payments pursuant to Section 7 of the Participation Agreement, whether made by adjustment to Basic Rent under the Lease or otherwise) to which any Holder, the Owner Trustee or any of their respective successors, permitted assigns, directors, officers, employees, servants or agents is entitled pursuant to the Operative Agreements, (ii) any right, title or interest of the Owner Trustee or any Holder to any payment which by the terms of Section 17 of the Lease or any corresponding payment under Section 3.3 of the Lease that is payable to the Owner Trustee or to any Holder, as the case may be,
(iii) any insurance proceeds payable under insurance maintained by the Owner Trustee or any Holder respecting the Equipment, (iv) any insurance proceeds payable (or payments with respect to rights self-insured or policy deductibles) to the Owner Trustee or to any Holder, or any of their directors, officers, employees, servants or agents under any insurance maintained by the Lessee pursuant to Section 12 of the Lease or by any other Person (or governmental indemnities in lieu thereof or in addition thereto), (v) any amount payable to any Holder by any Transferee as the purchase price of such Holder's interest in the Trust Estate in compliance with the terms of the Participation Agreement and the Trust Agreement, (vi) payments owing to any Holder, including a return of funds to such Holder, in the event the Closing does not occur, (vii) all right, title and interest of the Owner Trustee and any Holder to amounts distributable and/or distributed from time to time to them as provided in Section 6.9 of the Participation Agreement and such other rights as are specifically reserved or granted to any Holder and the Owner Trustee under the Loan Agreement, (viii) Transaction Costs and other amounts, fees, disbursements and expenses paid or payable to or for the benefit of the Owner Trustee, (ix) upon termination of the Loan Agreement in accordance with the terms thereof, all remaining property covered by the Security Documents, (x) payments in respect of yield on the Certificates, (xi) payments in respect of interest to the extent attributable to payments otherwise referenced in this definition of "Excepted Property", (xii) the respective rights of the Owner Trustee or the Holder to the proceeds of the foregoing and (xiii) any rights of the Holder or the Owner Trustee to demand, collect, sue for or otherwise receive and enforce payment of the foregoing amounts. For purposes of this definition, references to the Owner Trustee shall be deemed to refer to the Owner Trustee in its trust and individual capacities.

         "Expenses" shall have the meaning specified in Section 7.2 of the Participation Agreement.

         "Expiration Date" shall mean (i) initially, January 15, 2000 with respect to all Certificates and (ii) thereafter, if the Lessee properly elects a Renewal Term for a particular Class of Equipment as provided in Section 22.3 of the Lease, the Expiration Date for the corresponding Class of Certificates shall be automatically extended to the last day of such Renewal Term; provided, however, the Expiration Date for the Class C Certificates shall not be extended beyond January 15, 2003, unless the Bank Lenders have extended the Bank Commitment Expiration Date for a period at least as long as the extension period for the Class C Certificates.

         "Facility Fee" shall mean the facility fee payable on July 15, 1997, October 15, 1997, the Basic Term Commencement Date and thereafter each Scheduled Payment Date during the Term, which fee shall be the product of the Parallel Purchase Commitment multiplied by the percentage per annum set forth below opposite the applicable Debt Rating or Consolidated Funded Indebtedness/Cash Flow Ratio of the Lessee (as determined and adjusted pursuant to the procedures set forth in the paragraph of this definition following the rate grid).



        Consolidated
   Funded Indebtedness/                 Debt Rating                    Applicable Percentage
     Cash Flow Ratio          or       S&P/Moody's                     for Facility Fee

a)    Greater than or               a)      ---
      Equal to 5.00 to                                                        0.250%
      1.00

b)    Less than 5.00 to             b)    BBB-/Baa3
      1.00 but Greater                                                        0.150%
      than or Equal to
      4.00 to 1.00

c)    Less than 4.00 to             c)   BBB/Baa2
      1.00 but Greater                                                        0.125%
      than or Equal to
      3.00 to 1.00

d)    Less than 3.00 to             d)   BBB+/Baa1
      1.00 but Greater                                                        0.100%
      than or Equal to
      2.00 to 1.00

e)    Less than 2.00 to             e)    A/A2 or
      1.00                                 higher                             0.080%

         For purposes of the foregoing, (i) the Facility Fee on the Closing Date is 0.125% and thereafter the Facility Fee shall be adjusted on each Calculation Date based on the most recent Compliance Certificate and upon the date of receipt of each Notice of Delivery based on such Notice of Delivery, (ii) if the Lessee fails to provide the Compliance Certificate on or before the most recently occurring Calculation Date, the Facility Fee from such Calculation Date shall be 0.250% until such time that an appropriate Compliance Certificate is provided whereupon the Facility Fee shall be determined based on the information provided in such Compliance Certificate, (iii) if the applicable Debt Rating and Consolidated Funded Debt/Cash Flow Ratio would provide for a different Facility Fee the lower of the two Facility Fees shall apply, (iv) if the Debt Rating established by Moody's and S & P shall fall within different categories, the Facility Fee shall be determined by reference to the superior (or numerically lowest) category, (v) if the Debt Rating is changed by either Moody's or S&P, such change shall be deemed to be effective (for purposes of determining the Facility Fee) as of the Calculation Date next following the date of such change, and (vi) the Facility Fee applicable from time to time shall be effective from one Calculation Date or the date of receipt of a Notice of Delivery, as the case may be, to the next Calculation Date or the date of receipt of a Notice of Delivery, as the case may be. The Facility Fee shall be payable to the Agent, for distribution to each Bank Lender, based on a fraction, the numerator of which is equal to the Bank Lender's Lender Class Commitment and the denominator of which is equal to the aggregate Lender Class Commitments of all of the Bank Lenders.

         "Fair Market Sales Value" shall have the meaning specified in Section
15.5 of the Lease.

         "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "Fee Letter" shall mean the letter agreement dated as of the Closing Date executed by the Initial Lender and acknowledged and agreed to by the Owner Trustee and the Lessee.

         "Fees" shall mean, collectively, the Program Fee, the Dealer Fee, the Facility Fee and the Administrative Fee.

         "Filing Materials" shall have the meaning specified in Section 3.3(n) of the Participation Agreement.

         "Final Renewal Term Expiration Date" shall mean the date specified therefor in each applicable Lease Supplement.

         "First Security" shall mean First Security Bank, National Association, a national banking association.

         "Funded Indebtedness" shall have the meaning specified in the Credit Agreement.

         "Funding Party" shall mean any Participant, the Liquidity Provider and each Bank Lender.

         "GAAP" shall mean the generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

         "Governmental Authority" shall mean any nation or government, any state, province, city, municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, administrative or other such functions of or pertaining to government.

         "Hazardous Materials" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law. The foregoing definition shall apply only to regulated quantities of the above referenced materials and shall not apply to consumer products or materials which normally and customarily are used by the Lessee or are in the possession of the Lessee in the ordinary course of its business, including in the operation of the Equipment.

         "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement and the Participation Agreement.

         "Holder Agreements" shall mean the Operative Agreements to which any Holder is or will be a party.

         "Holder Class Commitment" shall mean in the aggregate the Holder Class A Commitment, the Holder Class B Commitment and the Holder Class C Commitment and individually shall refer to any of the foregoing, as applicable.

         "Holder Class A Commitment" shall mean, respecting each Holder, its respective Class A Commitment Amount referenced in Annex 1 to the Trust Agreement.

         "Holder Class B Commitment" shall mean, respecting each Holder, its respective Class B Commitment Amount referenced in Annex 1 to the Trust Agreement.

         "Holder Class C Commitment" shall mean, respecting each Holder, its respective Class C Commitment Amount referenced in Annex 1 to the Trust Agreement.

         "Holder Yield" shall mean, for each day during a Payment Period, (i) the LIBOR Rate, determined two Business Days prior to the first day of such Payment Period plus 0.900% or (ii) to the extent the Lessee (on behalf of the Owner Trustee) so elects, the CD Rate plus 0.900% or the Reference Rate plus 0.500%, unless and until in any case the Agent gives the Owner Trustee notice that the LIBOR Rate or the CD Rate, as the case may be, cannot be determined or is unlawful or that any Holder is unable to obtain matching deposits in the London interbank market respecting any LIBOR Holder Advance or otherwise match funds with respect to any CD Holder Advance, in which case, upon such notice, the Holder Yield for all subsequent Payment Periods commencing with the Yield Payment Date next following such notice, until the Payment Period commencing immediately following the date which the LIBOR Rate or the CD Rate, as the case may be, can be determined, is lawful and is capable of being match funded by the Holders, shall be the Reference Rate plus 0.500%.

         "Holders" shall mean NBLC and SunTrust Bank, Atlanta.

         "Incorporated Covenants" shall have the meaning specified in Section
5.2 of the Participation Agreement.

         "Incorporated Representations" shall have the meaning specified in
Section 5.2 of the Participation Agreement.

         "Indebtedness" shall have the meaning specified in the Credit
Agreement.

         "Indemnified Person" shall mean the Owner Trustee (in its individual capacity and as trustee), each Holder, each Lender, each Bank Lender, the Liquidity Provider, the Liquidity Facility Participants, the Agent, and each of their respective Affiliates, officers, directors, stockholders, successors, assigns, agents and servants.

         "Initial Lender" shall mean EFC.

         "Interest Component" shall mean, (i) with respect to any Commercial Paper issued on an interest bearing basis, the interest payable on such Commercial Paper at its maturity and (ii) with respect to any Commercial Paper issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof.

         "Interest Payment Date" shall mean (i) as to any Loan bearing interest at the CP Rate, each day the Commercial Paper matures, (ii) as to any LIBOR Loan, the last day of the Interest Period or other period of time at which the Loan is to bear interest at the LIBOR Rate applicable to such LIBOR Loan; provided, if such Interest Period or other period of time is longer than three months, interest shall also be payable on the last Business Day of the third month of such Interest Period or other period of time, (iii) as to any ABR Loan, July 15, 1997, October 15, 1997, the Interim Term Expiration Date and each Scheduled Payment Date and (iv) as to all Loans, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

         "Interest Period" shall mean (i) as to any Loan bearing interest at the CP Rate, the period, which may not exceed 95 days, beginning on the first day of such Loan and ending on the last day of such Loan (as selected by the Lessee on behalf of the Owner Trustee but subject in all cases to Section 2.3(d) of the Participation Agreement), (ii) as to any LIBOR Loan, the period beginning on the date of such LIBOR Loan and ending one, two, three or six months thereafter (as selected by the Lessee on behalf of the Owner Trustee), (iii) as to any ABR Loan based on the Reference Rate, the period beginning on the date of such ABR Loan and ending on the maturity date of such ABR Loan (as selected by the Lessee on behalf of the Owner Trustee) and (iv) as to any ABR Loan based on the CD Rate, the period beginning on the date of such ABR Loan and ending on the maturity date of such CD Loan (as selected by the Lessee on behalf of the Owner Trustee); provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following: (x) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except, regarding any LIBOR Loan, that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (y) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, and (z) where an Interest Period for a LIBOR Loan begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

         "Interim Term" shall have the meaning specified in Section 3.1 of the Lease.

         "Interim Term Commencement Date" shall mean the date set forth in the applicable Lease Supplement as the Interim Term Commencement Date.

         "Interim Term Expiration Date" shall mean January 15, 1998.

         "Late Rate" shall mean (i) with respect to the portion of any payment of Rent that would be required to be distributed to any holder of a Note pursuant to the terms of the Operative Agreements, the lesser of 2% over the Debt Rate and the maximum interest rate from time to time permitted by Law, and
(ii) with respect to the portion of any payment of Rent that would be required to be distributed to the Owner Trustee in its individual or trust capacity or any Holder, the lesser of 2% over the Holder Yield and the maximum interest rate from time to time permitted by Law.

         "Law" shall mean any statute, law, ordinance, regulation, rule, directive, code, order, writ, license, permit, injunction or decree of any Tribunal.

         "Lease" shall mean the Master Equipment Lease Agreement (Coca-Cola Trust No. 97-1) dated as of the Closing Date between the Lessor and the Lessee.

         "Lease Default" shall mean an event which with notice or lapse of time or both would become a Lease Event of Default.

         "Lease Event of Default" shall mean an Event of Default as specified in
Section 14 of the Lease.

         "Lease Supplement" shall mean each Lease Supplement (Coca-Cola Trust No. 97-1) dated as of the applicable Acceptance Date or the date that any Replacement Unit is subjected to the Lease in each case between the Lessor and the Lessee, substantially in the form of Exhibit A to the Lease, covering the Units delivered on such Acceptance Date or such Replacement Unit, as the case may be.

         "Lender" shall mean the Initial Lender and to the extent any Bank Lender becomes a holder of a Note, each such Bank Lender.

         "Lender Agreements" shall mean the Operative Agreements to which the Lenders are or will be a party.

         "Lender Class Commitment" shall mean in the aggregate the Lender Class A Commitment, the Lender Class B Commitment and the Lender Class C Commitment and individually shall refer to any of the foregoing, as applicable.

         "Lender Class A Commitment" shall mean respecting each Lender, its respective Class A Commitment Amount referenced in Annex 1 to the Loan Agreement.

         "Lender Class B Commitment" shall mean respecting each Lender, its respective Class B Commitment Amount referenced in Annex 1 to the Loan Agreement.

         "Lender Class C Commitment" shall mean respecting each Lender, its respective Class C Commitment Amount referenced in Annex 1 to the Loan Agreement.

         "Lender Participant" shall mean and include each registered holder from time to time of any Note issued under the Loan Agreement, including, so long as it holds any Note issued thereunder and, to the extent the Liquidity Providers fund amounts under either Liquidity Facility, the Liquidity Providers.

         "Lessee" shall mean Coca-Cola Bottling Co. Consolidated, a Delaware corporation.

         "Lessee Agreements" shall mean the Operative Agreements to which the Lessee is or will be a party.

         "Lessor" shall mean First Security, not in its individual capacity except as expressly provided in the Operating Agreements, but solely as Owner Trustee under Coca-Cola Trust No. 97-1.

         "Lessor Basic Rent" shall mean, (i) with respect to any Scheduled Payment Date, the Holder Advances scheduled to be repaid on such Scheduled Payment Date in accordance with Annex 2(a), Annex 2(b) or Annex 2(c), as the case may be, of the Trust Agreement plus (ii) with respect to any Payment Date, the amount of yield due on the outstanding Holder Advance on any Payment Date pursuant to the Trust Agreement and/or any of the Certificates (but not including interest on any overdue amounts).

         "Lessor's Liens" shall mean any Lien affecting, on or in respect of the Equipment, the Lease or the Trust Estate arising as a result of (i) claims against the Lessor (in its individual capacity or as Owner Trustee) or any Holder, not related to the transactions contemplated by the Operative Agreements, (ii) acts or omissions of the Lessor (in its individual capacity or as Owner Trustee) or any Holder, not permitted under the Operative Agreements and in breach of any covenant or agreement of such Person set forth in any of the Operative Agreements, (iii) Taxes imposed against the Lessor (in its individual capacity or as Owner Trustee) or any Holder or the Trust Estate which are not indemnified against by the Lessee pursuant to the Participation Agreement, except to the extent not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there is no material risk of the collection of, or other realization upon, the Lien of the Taxes so contested or the impairment of the Lien of the Loan Agreement or the loss of the benefit of the Equipment to the Lessee under the Lease or (iv) claims against the Lessor or any Holder arising out of the transfer (whether voluntary or involuntary) by the Lessor or any Holder (without the consent of the Lessee, the Lenders and the Agent) of all or any portion of their respective interests in the Equipment, the Trust Estate or the Operative Agreements, other than a transfer pursuant to Sections 10, 11, 12, 15 or 22 of the Lease.

         "LIBOR Holder Advance" shall mean each Holder Advance, at such times as such Holder Advance bears yield at the LIBOR Rate plus .900%.

         "LIBOR Loan" shall mean (i) each Loan, at such times as such Loan bears interest at the LIBOR Rate plus the Applicable Margin, (ii) the Liquidity Provider's participation in each Loan (at such times as such Loan bears interest at the LIBOR Rate plus the Applicable Margin) while the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to such Loan and (iii) the amounts extended by a Bank Lender (at such times as such amounts bear interest at the LIBOR Rate plus the Applicable Margin) to fund the CP Purchase Price pursuant to Section 8.2(a) of the Participation Agreement.

         "LIBOR Rate" shall mean for any Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, for each LIBOR Loan or LIBOR Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals) the sum of (i) the rate obtained by dividing (a) the rate at which deposits in dollars are offered to the Agent in the London Interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, in an amount approximately equal to the requested LIBOR Loan or LIBOR Holder Advance, as the case may be, for a period of time approximately equal to applicable Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, by (b) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D (including without limitation any marginal, emergency, supplemental, special or other reserves) that is applicable to the Agent during such Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, in respect of such LIBOR Loan or LIBOR Holder Advance (or if more than one percentage shall be so applicable, the daily average of such percentage for those days in such Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, during which any such percentage shall be applicable), plus (ii) the then daily net annual assessment rate (rounded upwards if necessary to the nearest 1/100 of 1%) as estimated by the Agent for determining the current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

         "Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever or disposition of title, including but not limited to any conditional sale or title retention arrangement, any assignment, deposit arrangement or lease intended as, or having the effect of, security.

         "Liquidity Documents" shall mean the Liquidity Facility and the Liquidity Participation Agreement.

         "Liquidity Facility" shall mean the agreement between the Initial Lender and the Liquidity Provider evidencing the obligation of the Liquidity Provider to provide liquidity support to the Initial Lender in connection with the issuance of Commercial Paper by the Initial Lender.

         "Liquidity Facility Participant" shall mean each Person acquiring from the Liquidity Provider a participation interest in the Liquidity Facility pursuant to the Liquidity Participation Agreement.

         "Liquidity Participation Agreement" shall mean the Liquidity Participation Agreement dated as of the effective date thereof between the Liquidity Provider and each Bank Lender (other than NationsBank).

         "Liquidity Provider" shall mean NationsBank and any Person that provides liquidity support in favor of the Lenders with respect to the Overall Transaction.

         "Loan" shall mean each loan extended pursuant to the Loan Agreement.

         "Loan Agreement" shall mean the Loan and Security Agreement (Coca-Cola Trust No. 97-1) dated as of the Closing Date among the Owner Trustee, the Initial Lender and the Agent.

         "Loan Agreement Default" shall mean an event which with notice or the lapse of time or both would become a Loan Agreement Event of Default.

         "Loan Agreement Event of Default" shall have the meaning specified in
Section 4.1 of the Loan Agreement.

         "Loan Agreement Investment" shall mean any obligation issued or guaranteed by the United States or any of its agencies for the payment of which the full faith and credit of the United States is pledged.

         "Loan Basic Rent" shall mean, (i) with respect to any Scheduled Payment Date, the amount of each Loan scheduled to be repaid on such Scheduled Payment Date in accordance with Annex 2(a), Annex 2(b) or Annex 2(c), as the case may be, of the Loan Agreement plus (ii) with respect to any Payment Date, the amount of interest due on the outstanding Loan on any Payment Date pursuant to the Loan Agreement and/or any of the Notes (but not including interest on any overdue amounts).

         "LP Rate" shall mean, for each day during an Interest Period or other period of time at which amounts are to bear interest at the LP Rate, either (i) as selected by the Lessee (on behalf of the Owner Trustee), the LIBOR Rate plus the Applicable Margin, the CD Rate plus the Applicable Margin, in each case in effect two Business Days prior to the first day of such Interest Period or other period of time at which amounts are to bear interest at the LP Rate or the Reference Rate, or (ii) if the Agent gives the Owner Trustee and the Lessee notice that the LIBOR Rate or the CD Rate, as the case may be, cannot be determined or is unlawful or that any Lender is unable to obtain matching deposits in the London Interbank market respecting any LIBOR Loan or to match funds with respect to any CD Loan, the Reference Rate for all Interest Periods and other periods of time at which amounts are to bear interest at the LP Rate commencing after the date of such notice and thereafter until the Interest Period or the other period of time at which amounts are to bear interest at the LP Rate commencing immediately following the date on which the LIBOR Rate or the Reference Rate, as the case may be, can be determined, is lawful and as to which each Lender is able to match fund.

         "Majority Holders" shall mean, as of a particular date of determination, with respect to any action or decision of the Holders, such Holders retaining more than 51% aggregate of the unpaid Holder Advances, if any, then outstanding.

         "Majority In Interest" shall mean, subject to Section 10.14 of the Participation Agreement, as of a particular date of determination, with respect to any action or decision of the holders of the Notes, the holders of more than 51% in aggregate principal unpaid amount of the Notes, if any, then outstanding.

         "Majority In Interest of Bank Lenders" shall mean as of a particular date of determination, with respect to any action or decision of the Bank Lenders, the Bank Lenders holding or having an obligation to purchase or assume more than 51% of the right, title and interest in and to and obligations under the Notes from the Initial Lender pursuant to the terms of Section 8 of the Participation Agreement.

         "Margin Stock" shall have the meaning assigned to such term in Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Material Adverse Effect" shall mean a material adverse effect on (i) the business, condition (financial or otherwise), assets, liabilities or operations of the Lessee and its Subsidiaries taken as a whole, (ii) the ability of the Lessee or any of its Subsidiaries to perform its respective obligations under any Operative Agreement to which it is a party, (iii) the validity or enforceability of any Operative Agreement or the rights and remedies of the Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent thereunder, (iv) the validity, priority or enforceability of any Lien on or other rights of the Lessor or the Agent in the Equipment, taken as a whole, created by any of the Operative Agreements or (v) the value, utility or useful life of the Equipment or the use, or ability of the Lessee to use, the Equipment, taken as a whole, for the purpose for which it was intended.

         "Maturity Date" shall mean (i) initially, January 15, 2000 with respect to all Notes and (ii) thereafter, if the Lessee properly elects a Renewal Term for a particular Class of Equipment as provided in Section 22.3 of the Lease, the Maturity Date for the corresponding Class of Notes shall be automatically extended to the last day of such Renewal Term; provided, however, the Maturity Date for the Class C Notes shall not be extended beyond January 15, 2003, unless the Bank Lenders have extended the Bank Commitment Expiration Date for a period at least as long as the extension period for the Class C Notes.

         "Maximum Lessee Risk Amount" shall mean for the Equipment described in each Lease Supplement an amount equal to the percentage set forth in Schedule 2 to such Lease Supplement under the heading "Maximum Lessee Risk Percentage" multiplied by the Equipment Cost for such Equipment described in such Lease Supplement, which Maximum Lessee Risk Amount in all cases shall be an amount not less than the then outstanding principal balance owed with respect to the Notes under which a portion of the purchase price of the applicable Equipment was advanced.

         "Maximum Lessor Risk Amount" shall mean for the Equipment described in each Lease Supplement an amount equal to the percentage set forth in Schedule 3 to such Lease Supplement under the heading "Maximum Lessor Risk Percentage" multiplied by the Equipment Cost for such Equipment described in such Lease Supplement.

         "Maximum Note Commitment Amount" shall have the meaning specified in
Section 8.2(a) of the Participation Agreement.

         "Moody's" shall mean Moody's Investor Service, Inc.

         "Multiemployer Plan" shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Lessee or any Controlled Group Member has or had an obligation to contribute.

         "NationsBank" shall mean NationsBank, N.A., a national banking association.

         "NBLC" shall mean NationsBanc Leasing Corporation of North Carolina, a North Carolina corporation.

         "Net Investment" shall mean, for the purposes of the Liquidity Facility and the Operative Agreements, as of any date of determination, the outstanding principal amount of the Notes.

         "Net Receivables Balance" shall mean, for purposes of the Liquidity Facility and the Operative Agreements, as of any date of determination, the aggregate Eligible Receivables.

         "New Bank Lender" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "New Bank Lender Rating Requirement" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Non-Excluded Taxes" shall have the meaning specified in Section 9.2(a) of the Participation Agreement.

         "Non-Renewing Bank Lender" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Notes" shall mean, collectively, each Class A Note, Class B Note and Class C Note.

         "Notice of Delivery" shall have the meaning specified in Section 2.3(b) of the Participation Agreement.

         "Notice of Delivery Elections" shall have the meaning specified in
Section 2.3(d) of the Participation Agreement.

         "Odd Lot Amount" shall have the meaning specified in Section 2.2 of the Loan Agreement.

         "Officer's Certificate" shall mean a certificate signed (i) in the case of a corporation, by the Chairman of the Board of Directors, President, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such corporation, (ii) in the case of a partnership, by the Chairman of the Board of Directors, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, and (iii) in the case of a commercial bank or trust company, the Chairman or Vice Chairman of the Executive Committee or the Treasurer, any Trust Officer, any Vice President, any Executive or Senior or Second or Assistant Vice President, or any other officer or assistant officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Operative Agreements" shall mean each Notice of Delivery, each Certificate of Title, the Participation Agreement, the Trust Agreement, the Certificates, the Loan Agreement, the Notes, the Collateral Agency Agreement, each Liquidity Participation Agreement, each Assignment

Agreement, the Lease, each Lease Supplement, each Purchase Agreement Assignment, each Purchase Agreement and the Fee Letter.

         "Optional Modification" shall have the meaning specified in Section 9.2 of the Lease.

         "Overall Transaction" shall mean the financing and lease transactions contemplated by the Operative Agreements, including without limitation the acquisition by the Owner Trustee of the Equipment in connection therewith.

         "Owner Trust" or "Trust" or "Coca-Cola Trust No. 97-1" shall mean the trust created by the Trust Agreement.

         "Owner Trustee" shall mean First Security, not in its individual capacity, except as expressly provided in the Operative Agreements, but solely as Owner Trustee under Coca-Cola Trust No. 97-1.

         "Owner Trustee Agreements" shall mean the Operative Agreements to which the Owner Trustee, either in its individual or trust capacity, is or will be a party.

         "Parallel Purchase Commitment" shall mean the following: for the Interim Term $51,343,000 and for the Basic Term an amount equal to the product of the principal amount of the Notes multiplied by 102% (rounded upward to the nearest $1000).

         "Participants" shall mean the Lenders and the Holders and with respect to Sections 9.1, 9.2 and 9.3 of the Participation Agreement, the Liquidity Provider and each Liquidity Facility Participant.

         "Participation Agreement" shall mean the Participation Agreement (Coca-Cola Trust No. 97-1) dated as of the Closing Date among the Lessee, the Holders, the Owner Trustee, the Initial Lender, the Bank Lenders and the Agent.

         "Parts" shall mean all appliances, parts, components, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature which may from time to time be incorporated or installed in or attached to a Unit of Equipment or until replaced, if not so incorporated or installed, in accordance with the terms of Section 9.3 of the Lease.

         "Payment Date" shall mean any Scheduled Payment Date, any Interest Payment Date and any Yield Payment Date.

         "Payment Period" shall mean (i) as to any LIBOR Holder Advance, the period beginning on the date of such LIBOR Holder Advance and ending one, two, three or six months thereafter (as selected by the Lessee on behalf of the Owner Trustee), (ii) as to any ABR Holder Advance based on the Reference Rate, the period beginning on the date of such ABR Holder Advance and ending on the maturity date of such ABR Holder Advance (as selected by the Lessee on behalf of the Owner Trustee) and (iii) as to any ABR Holder Advance based on the CD Rate, the period beginning on the date of such ABR Holder Advance and ending on the maturity date of such ABR Holder Advance (as selected by the Lessee on behalf of the Owner Trustee); provided, however, that all of the foregoing provisions relating to Payment Periods are subject to the following: (x) if any Payment Period would end on a day which is not a Business Day, such Payment Period shall be extended to the next succeeding Business Day (except, regarding any LIBOR Holder Advance, that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (y) no Payment Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, and (z) where a Payment Period for a LIBOR Holder Advance begins on a day for which there is no numerically corresponding day in the calendar month in which the Payment Period is to end, such Payment Period shall end on the last Business Day of such calendar month.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation (or any successor thereto.)

         "Pension Plan" shall mean any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

         "Permitted Contest" shall mean any contest by the Lessee with respect to any Permitted Lien or any Taxes incurred with respect to which the Lessee has provided the Owner Trustee, the Holders, the Lenders and the Agent a legal opinion from outside counsel to the Lessee (in form and substance reasonably satisfactory to the Owner Trustee and the Agent) stating in substance that there is substantial authority for such position, and so long as the Lessee shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its liability therefor, by appropriate proceedings which shall have no material likelihood of resulting in (i) the collection of, or other realization upon, the Lien or the Taxes so contested, (ii) the sale, forfeiture or loss of the Equipment, or any part thereof, or Rent, or any portion thereof, (iii) any interference with the use of the Equipment, taken as a whole, or (iv) any interference with the payment of the Rent, or any portion thereof.

         "Permitted Investments" shall mean (i) direct obligations of the United States of America and agencies thereof for which the full faith and credit of the United States is pledged, (ii) obligations fully guaranteed by the United States of America, (iii) certificates of deposit issued by, or bankers acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the Laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $500,000,000 (including without limitation any Lender and the Owner Trustee if such conditions are met) and having a rating assigned to the long-term unsecured debt of such institutions by S&P and Moody's at least equal to AA and Aa2, respectively, (iv) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the Laws of the United States of America or one of the States thereof and in each case having a rating assigned to such commercial paper by S&P or Moody's (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, and (v) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to the investments described in clauses (i) through (iv) above; provided that if all of the above investments are unavailable, the entire amount to be invested may be used to purchase federal funds from an entity described in (iii) above; and; provided, further, that no investment shall be eligible as a "Permitted Investment" unless the final maturity or date of return of such investment is 90 days or less from the date of purchase thereof.

         "Permitted Liens" shall mean, with respect to the Equipment: (i) the interests of the Lessee and the Owner Trustee under the Lease and the Lease Supplement, (ii) the interests of the Lessee and any sublessee as provided in any sublease permitted pursuant to Section 21 of the Lease, (iii) any Liens thereon for Taxes not due and payable or the amount or validity of which is being contested pursuant to a Permitted Contest so long as there exists no material risk of sale, forfeiture, loss or loss of, or interference with use or possession of, any Unit or impairment of the interests of the Owner Trustee therein, criminal sanctions arising therefrom or interference with the payment of Rent and appropriate reserves with respect thereto are maintained in accordance with GAAP, (iv) any Liens of mechanics, suppliers, materialmen, laborers, employees, repairmen and other like Liens arising in the ordinary course of the Lessee's (or if a sublease is then in effect, any sublessee's) business securing obligations which are not due and payable or the amount or validity of which is being contested in good faith at the expense of the Lessee so long as there exists no material risk of sale, forfeiture, loss, or loss of or interference with use or possession of any Unit or impairment of the interests of the Owner Trustee therein or the Lien of the Agent therein, any criminal sanctions arising therefrom or any interference with the payment of Rent, (v) the Lien granted to the Agent under and pursuant to the Loan Agreement, if any, and the respective rights of the Lenders, the Holders and the Owner Trustee under the Operative Agreements, (vi) Liens arising out of any judgment or award against the Lessee (or any sublessee permitted pursuant to Section 21 of the Lease) with respect to which an appeal or proceeding for review being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and there exists no material risk of sale, forfeiture, loss, or loss of or interference with the use or possession of any Unit or any interest therein or impairment of the interests of the Owner Trustee therein or the Lien of the Agent therein, any criminal sanctions arising therefrom or any interference with the payment of Rent, (vii) salvage rights of insurers under insurance policies maintained pursuant to
Section 12 of each Lease and (viii) other Liens bonded to the reasonable satisfaction of the Holders and the Lenders.

         "Permitted Subleases" shall have the meaning specified in Section 21 of the Lease.

         "Person" shall mean an individual, partnership, corporation, trust, limited liability company, association or unincorporated organization or any Governmental Authority.

         "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) to which Section 4021 of ERISA applies and (i) which is maintained for employees of the Lessee or any Controlled Group Member or (ii) to which the Lessee or any Controlled Group Member made, or was required to make, contributions at any time within the preceding five years.

         "Prime Rate" shall mean the per annum rate of interest announced from time to time by NationsBank as its prime rate. The Prime Rate does not necessarily represent the lowest or best rate actually charged to any customer. Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. The Prime Rate shall change automatically and without notice from time to time and when the prime rate of NationsBank changes.

         "Proceeds of Sale" shall mean the amount received by the Lessor from any Third Party Purchaser of any Unit pursuant to a sale of such Unit to such Third Party Purchaser in accordance with Sections 10 or 22 of the Lease.

         "Program Fee" shall mean the program fee payable in accordance with the terms and conditions of the Fee Letter.

         "Purchase Agreement" shall mean any agreement between any Seller and the Lessee, or any Affiliate of the Lessee, respecting any of the Equipment.

         "Purchase Agreement Assignment" shall mean each Purchase Agreement Assignment (Coca-Cola Trust No. 97-1), dated as of the applicable Acceptance Date, among the Lessee, the Lessor and the applicable Seller.

         "Recourse Amount" shall have the meaning specified in Section 4.6 of the Loan Agreement.

         "Reference Rate" shall mean, for any day, a fluctuating rate per annum equal to the greater of (i) the Prime Rate in effect on such day, or (ii) the Federal Funds Effective Rate in effect on such day plus 0.500%. Any change in the Reference Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Reference Rate Holder Advance" shall mean each Holder Advance at such time as such Holder Advance bears yield at the Reference Rate plus 0.500%.

         "Reference Rate Loan" shall mean (i) each Loan, at such times as such Loan bears interest at the Reference Rate, (ii) the Liquidity Provider's participation in each Loan (at such times as such Loan bears interest at the Reference Rate) while the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to such Loan and (iii) the amounts extended by a Bank Lender (at such times as such amounts bear interest at the Reference Rate) to fund the CP Purchase Price pursuant to Section 8.2(a) of the Participation Agreement.

         "Renewal Term" shall mean, with respect to any Unit, any term in respect of which the Lessee shall have exercised its option to renew the Lease for such Unit pursuant to Section 22.3 thereof.

         "Renewing Lender" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Rent" shall mean, for any Unit, all Basic Rent and Supplemental Rent therefor.

         "Replacement Lenders" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Replacement Unit" shall mean a Unit of Equipment which shall have been leased under the Lease pursuant to Section 11 thereof.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

         "Requirement of Law" shall mean, as to any Person, the certificate or articles of incorporation (or association) and by-laws or other organizational or governing documents of such Person, and any Law or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Required Modification" shall have the meaning specified in Section 9.1 of the Lease.

         "Responsible Officer" shall mean, with respect to the subject matter of any covenant, agreement or obligation of any party contained in any Operative Agreement, the Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer or other officer, who in the normal performance of his operational responsibility would have knowledge of such matters and the requirements with respect thereto; provided, however, that with respect to the Owner Trustee, such terms shall mean any officer of the Owner Trustee in its corporate Trust Administration who has responsibility for administering the Trust Agreement.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Sales Expenses" shall mean (i) all property, excise, sales, transfer and use taxes and other taxes (as such may be applicable to the sale or transfer of the Equipment), (ii) all reasonable fees, costs and expenses of such sale or transfer of the Equipment (including without limitation reasonable fees, costs and expenses of attorneys or those associated with transportation, storage, security or insurance) incurred by the Lessor and (iii) any and all other amounts incurred in connection with such sale or transfer of the Equipment for which the Lessor would be liable (if not paid) or which (if not paid) would constitute a Lien on the Equipment or any Unit.

         "Scheduled Acceptance Date" shall have the meaning specified in Section 2.6(b) of the Participation Agreement.

         "Scheduled Payment Date" shall mean any date set forth on Annexes 2(a), 2(b) and 2(c) of the Loan Agreement and Annexes 2(a), 2(b) and 2(c) of the Trust Agreement for a scheduled payment of Loans and Holder Advances.

         "Securities Act" shall mean the Securities Act of 1933 and the Securities Act of 1934.

         "Security" shall have the same meaning specified in Section 2(1) of the Securities Act.

         "Security Documents" shall mean, collectively, the Loan Agreement, the Lease and each Lease Supplement (to the extent the Lease is construed as a security instrument) and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Loan Agreement and/or under any of the other Operative Agreements or to secure any guarantee of any such obligations and liabilities.

         "Segregated Excepted Property" shall mean Excepted Property referenced in clauses (i), (iii), (iv) (to the extent relating to proceeds of any liability insurance policies), (v) and (viii) of the definition of "Excepted Property", proceeds thereof and the right to institute an action at Law or in equity for each of the foregoing, all of which shall be payable to the appropriate Persons
(i) in accordance with written instructions furnished to the Lessee by such Persons, (ii) as otherwise provided in any of the Operative Agreements or (iii) as required by Law.

         "Seller" shall mean each seller conveying good and marketable legal title in favor of the Lessor with respect to any Equipment or any vendor of any Equipment identified by the Lessee as a party to whom payment is owed with respect to such Equipment.

         "Severable Modification" shall have the meaning specified in Section
9.2 of the Lease.

         "Stipulated Loss Value" shall mean for any Unit as of any date of determination the amount determined by multiplying the Equipment Cost for such Unit by the relevant percentage set forth in Schedule 4 to each applicable Lease Supplement. There shall be one such percentage specification for the Interim Term, and a table of percentages specified for all subsequent periods. Stipulated Loss Value as of any date of determination (a) shall not include any Basic Rent payable on such date and (b) in all cases shall be an amount not less than the outstanding principal balance owed with respect to the applicable Notes and the unpaid Holder Advances owed with respect to the applicable Certificates, in each case evidencing amounts funded with respect to the purchase of the particular Equipment.

         "Storage Period" for any Unit of Equipment shall have the meaning specified in Section 6.3 of the Lease.

         "Subsidiary" shall mean, with respect to any Person, (i) any corporation of which a majority (by number of shares or number of votes) of any class of outstanding capital stock normally entitled to vote for the election of one or more directors (regardless of any contingency which may suspend or dilute the voting rights of such class) is owned directly or indirectly by such Person or one or more Subsidiaries and (ii) any limited liability company of which the members consist solely of the Person or Subsidiaries.

         "SunTrust Bank, Atlanta" shall mean SunTrust Bank, Atlanta, a Georgia banking corporation.

         "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee is obligated to pay under the Operative Agreements to or on behalf of any of the other parties thereto, including without limitation Stipulated Loss Value and amounts payable pursuant to Section
3.3 of the Lease and Section 2.5 of the Participation Agreement whether such amounts are stated as the obligations of the Lessee, the Owner Trustee or any other Person. There shall be no duplication between Basic Rent and Supplemental Rent.

         "Taxes" shall have the meaning specified in Section 7.1(a) of the Participation Agreement.

         "Term" shall mean the Interim Term, the Basic Term and all Renewal Terms, if any.

         "Termination Date" shall have the meaning specified in Section 10.1 of the Lease.

         "Termination Event" shall mean a Loan Agreement Default.

         "Third Party Purchaser" shall mean a purchaser of any Unit which is financially capable of purchasing such Unit, is reasonably acceptable to the Lessor and is not an Affiliate or Subsidiary of the Lessee.

         "Total Equipment Cost" shall mean the aggregate sum of the Equipment Cost for all Units.

         "Tranche End Date" shall have the meaning specified in Section 8.2(a) of the Participation Agreement.

         "Transaction Costs" shall have the meaning specified in Section 2.5(a) of the Participation Agreement.

         "Transfer and Administration Agreement" shall mean, for purposes of the Liquidity Facility and the Operative Agreements, the Loan Agreement and the Participation Agreement, collectively.

         "Transferee" shall have the meaning specified in Section 6.1(b) of the Participation Agreement.

         "Transferor" shall have the meaning specified in Section 6.1(b) of the Participation Agreement.

         "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial or other court or government body, subdivision, agency, department, commission, board, bureau of instrumentality of any governmental body.

         "Trust Agreement" shall mean the Trust Agreement (Coca-Cola Trust No. 97-1) dated as of The Closing Date among the Holders and First Security.

         "Trust Estate" shall have the meaning specified in Section 1.01 of the Trust Agreement.

         "Underlying CP Rate" shall have the meaning specified in Section 2.3(d)(ii) of the Participation Agreement.

         "Unit" shall mean each unit or item of Equipment.

         "United States" shall mean the United States of America.

         "Yield Payment Date" shall mean (i) as to any LIBOR Holder Advance, the last day of the Payment Period or other period of time at which the Holder Advance is to bear yield at the LIBOR Rate applicable to such LIBOR Holder Advance; provided, if such Payment Period or other period of time is longer than three months, yield shall also be payable on the last Business Day of the third month of such Payment Period or other period of time, (ii) as to any ABR Holder Advance, July 15, 1997, October 15, 1997, the Interim Term Expiration Date and each Scheduled Payment Date and (iii) as to all Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.